UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-09917

SENTINEL VARIABLE PRODUCTS TRUST

National Life Drive, Montpelier, Vermont 05604

Sentinel Asset Management, Inc.
National Life Drive, Montpelier, Vermont 05604

Registrant's telephone number, including area code: (802) 229-3113

Date of fiscal year end: December 31, 2007 Date of reporting period: December 31, 2007

ITEM 1. REPORT TO SHAREHOLDERS

AnnualReport

December31,2007

SentinelVariableProducts
BalancedFund

SentinelVariableProducts
BondFund

SentinelVariableProducts
CommonStockFund

SentinelVariableProducts
MidCapGrowthFund

SentinelVariableProducts
MoneyMarketFund

SentinelVariableProducts
SmallCompanyFund

The Essential Elements of InvestingSM

Table of Contents

4 Message to Shareholders
5 Understanding your Sentinel Variable Products Financial Statements
6 Sentinel Variable Products Balanced Fund
10 Sentinel Variable Products Bond Fund
14 Sentinel Variable Products Common Stock Fund
18 Sentinel Variable Products Mid Cap Growth Fund
22 Sentinel Variable Products Money Market Fund
24 Sentinel Variable Products Small Company Fund
28 Statement of Assets and Liabilities
30 Statement of Operations
32 Statement of Changes in Net Assets
34 Financial Highlights
36 Notes to Financial Statements
40 Report of Independent Registered Public Accounting Firm
41 Actual and Hypothetical Expenses for Comparison Purposes
42 Information and Services for Shareholders
43 Board Approval of Investment Advisory Agreements
45 Trustees & Officers

3

Message to Shareholders

We entered 2007 on the back of a strong four-year run in equities but with concerns. First was the role of Private Equity firms. Opaque, leveraged and seemingly omnipresent they stalked companies relentlessly with dubious motives. We don’t like opacity. Second, financial sector leverage as debt was collateralized, packaged, sold, transferred and re-leveraged. It looked like a game of musical chairs in the dark; pretty music but destined to end in tears. We don’t like the dark. Third, the American consumer tired as mortgage and credit card debt grew ominously. We don’t like the ominous. Against this, we liked the long-term capital cycle of infrastructure, foreign markets, energy and materials, which are strong inflation hedges and are usually cheap by broad market valuations.

In January, the facts were these: i) parts of the U.S. economy were over-stretched on credit, ii) poor fiscal policy prevailed, iii) an unfathomable current account deficit grew, iv) an over supplied housing market accompanied by, v) sharp upward adjustments on mortgages, vi) a run on value stocks that looked played out, vii) a monetary policy no longer prepared to provide the market with a free put, viii) high energy prices that would trickle down and hurt consumers. We thought it might not be just another year in the markets.

We were right. Up to a point. It turned out more volatile than we thought. The year started well and the Dow Jones Index1, a widely recognized index of U.S. companies, reached a record high. Mid-Cap stocks took off in the first quarter as results from 200– showed promise of momentum. International stocks continued their run as the dollar looked overvalued, growth and earnings momentum remained strong and U.S. investors continued their half-decade long diversification into non-U.S. assets. All seemed good. But August lived up to its name.

The ripple effect of rising rates exploded into a full-blown credit crunch as instruments with masonic acronyms (CDOs, ARMs, ABS, SIVs) suddenly became illiquid and distressed. Money market funds failed, there were runs on banks, embarrassing write-offs, corporate heads rolled and a near panic as hedge funds and their ilk sold into margin calls. In the Sage of Omaha’s words, “you only see who’s been swimming naked when the tide goes out,” the world’s leading financial institutions were in a synchronized swim meet without thermal protection.

When companies go bust, they tend to do so in single spies, left to their own devices. When financial companies hurt, they do so in battalions and extend their misery to all. We saw major sell-offs in leading retail, commercial, and investment banks as well as real-estate companies and non-life insurers. The markets corrected quickly and gave up much of their gains in the three months ending in December. The result was that markets, up 10% to 12% mid year, were up, in the case of the S&P 5002, 5.-f% in the twelve months to December. Investors moved to where they could see growth and were prepared to pay for it. For the first time in many years, growth stocks outperformed value stocks. International markets also had a good year. It was further vindication that today’s investors need exposure to world markets to supplement their domestic investments.

You may notice changes to our brand. The new brand identifies us clearly as an investment manager with the goal of providing superior returns to our customers. The new brand communicates our commitment to deliver our best.

In 2008, investors may be well served by ignoring as much of the daily noise as possible, buying and holding a diverse portfolio of U.S. and international stocks in funds that seek to minimize turnover, keep fees low and avoid complexity.

At Sentinel Investments, we believe our approach will continue to reward investors. Thank you for your investment, and welcome to Sentinel. We look forward to serving you.

Christian W. Thwaites

President & Chief Executive Officer Sentinel Asset Management, Inc.

1 The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. An investment cannot be made directly into an index.

2 The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly into an index.

-

Understanding your Sentinel Variable Products Financial Statements

1 Schedule of Investment in Securities

This schedule shows you which investments your fund owned on the last day of the reporting period. The schedule includes:

  a list of each investment
  the number of shares/par amount of each stock, bond or short-term note the market value of each investment
  the percentage of investments in each industry
  the percent and dollar breakdown of each category

2 Statement of Assets and Liabilities

This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund’s net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

Net Assets are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses, if any; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

3 Statement of Operations

This statement breaks down how each fund’s net assets changed during the period as a result of the fund’s operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions. Fund Operations include:

  income earned from investments
  management fees and other expenses
  gains or losses from selling investments (known as realized gains or losses)
  gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

4 Statement of Changesin Net Assets

These statements show how each fund’s net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

  operations — a summary of the Statement of Operations for the most recent period distributions — income and gains distributed to shareholders capital share transactions — shareholders’ purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

5 Financial Highlights

These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less if the fund or class is not five years old). On a per-share basis, it includes:

  share price at the beginning of the period
  investment income and capital gains or losses
  income and capital gains distributions paid to shareholders share price at the end of the period

It also includes some key statistics for the period:

  total return — the overall percentage return of the fund, assuming reinvestment of all distributions expense ratio — operating expenses as a percentage of average net assets net income ratio — net investment income as a percentage of average net assets portfolio turnover — the percentage of the portfolio that was replaced during the period.

Sentinel Variable Products Balanced Fund

(Unaudited)

In the fourth quarter, the Sentinel Variable Products Balanced Fund returned a negative 1.48% versus a negative 3.33% for the S&P 500 Index1, 3.00% for the Lehman Brothers U.S. Aggregate Bond Index2 and an average negative return of 1.24% for the Morningstar US Insurance Fund Moderate Allocation category3. For the full year 2007 period, the Sentinel Variable Products Balanced Fund’s return of 8.44%

2007 was quite a turbulent year for the fixed-income markets. Generally, the bond market provided investors with solid returns for high-quality assets while severely penalizing those of low quality. Most of the positive performance came in the second half of the year. The Federal Reserve Board abruptly abandoned their inflation bias in an effort to stem the ongoing contraction in the compares favorably to the S&P 500 Index, which was up 5.49% through the year. The Lehman Brothers U.S. Aggregate Bond Index returned 6.97% over the same time period and the Morningstar average returned 6.47% .

The housing market downturn and associated credit market turmoil sparked fears of a long-anticipated consumer-

driven economic slowdown, which led to weak fourth quarter equity market performance. Energy prices surged in the second half of the year, and a sharp slowdown in consumer holiday spending materialized. In the fourth quarter, the Fund’s underweighting of the poorly performing Financial and Consumer Discretionary sectors and strong stock selection in the Financial and Industrial Sectors helped to moderate overall declines. During 2007, the Fund’s positive relative returns were driven by strong performance in the Industrial and Materials sectors. Despite an underweight position vs. the S&P 500 in the Financial sector, we maintained active bets in compelling individual opportunities outside of the banking and mortgage sub-sectors, and stock selection was a positive contributor to relative returns in this sector during 2007. We maintained our underweight position in the Consumer Discretionary sector, given residential real estate headwinds and food and energy cost inflation concerns. We therefore increased our exposure to less cyclical growth via the Healthcare and Consumer Staples sectors.

housing market. The Fed lowered the Federal Funds target 100 basis points during the year to 4¼% and reduced the Discount Rate 150 basis points to 4¾% in order to inject liquidity into a troubled financial market. Delinquencies and defaults rose sharply on subprime mortgage loans and the bonds they collateralized plunged in value in an unprecedented manner.

The Sentinel Variable Products Bond Fund does not have, and has never invested in subprime mortgage bonds. All of the Fund’s mortgage-backed securities holdings are U.S. Agency-backed by FHLMC, FNMA, or GNMA.

The Sentinel Variable Products Balanced Fund’s asset allocation as of December 30, 2007 was 67% stocks, 31% bonds and 2% cash and cash equivalents, little changed from the prior period. We continued to find attractive opportunities for total returns and modest levels of risk in high-quality, large cap stocks that are growing earnings at attractive rates, generating free cash flow, repurchasing their shares and increasing dividend payment to shareholders. We plan to maintain a sizeable commitment to fixed-income securities in the Sentinel Variable Products Balanced Fund as a means of generating income and reducing risk.

1 The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index. 2 The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, and includes securities that are of investment-grade quality, have at least one year to maturity, and have an outstanding par value of at least $100 million. An investment cannot be made directly in an index.

     3 An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying 6 portfolio holdings.

Sentinel Variable Products Balanced Fund

(Continued)

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions using net asset values. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of such charges, total returns would have been lower. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest.

The total annual operating expense ratio as of December 31, 2007 for Sentinel Variable Products Balanced Fund is 0.91% . Expense ratio data is sourced from the annual report dated 12/31/07.

The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, and includes securities that are of investment-grade quality, have at least one year to maturity, and have an outstanding par value of at least $100 million. An investment cannot be made directly in an index.

Fixed income securities are subject to credit and interest rate risks. Bond values will generally decrease when interest rates rise and will generally increase when interest rates fall. Mortgage-backed securities (MBS) are subject to pre-payment risk. Fund shares are not insured or guaranteed by the U.S. government or its agencies.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

7

Sentinel Variable Products Balanced Fund

(Continued)

Portfolio Weightings
Asset Category	Percent of Net Assets
Common Stocks	66.5%
U.S. Government Obligations	31.4%
Cash and Other	2.1%

Top 10 Equity Holdings*

Description	Percent of Net Assets
United Technologies Corp.	1.9%
ExxonMobil Corp.	1.8%
General Electric Co.	1.8%
Honeywell Int'l., Inc.	1.6%
Procter & Gamble Co.	1.4%
Chevron Corp.	1.4%
Weatherford Int'l., Ltd.	1.3%
Medtronic, Inc.	1.2%
Microsoft Corp.	1.2%
Schlumberger Ltd.	1.2%
Total of Net Assets*	14.8%

Top Fixed Income Holdings*
		Maturity	Percent of
Description	Coupon	Date	Net Assets
FNR 06-63 VH	6.50%	03/25/23	7.8%
FHR 2902 LZ	5.50%	09/15/31	5.9%
GNR 01-53 PB	6.50%	11/20/31	3.9%
FNR 93-G20 ZQ	7.00%	05/25/23	3.6%
FNR 06-78 BV	6.50%	06/25/23	2.6%
FNR 06-88 BV	6.50%	11/25/25	2.6%
FNR 06-66 NV	6.50%	02/25/24	2.6%
FNR 07-83 PB	6.00%	09/25/31	2.5%
Total of Net Assets*			31.5%

Average Effective Duration

(for all Fixed Income Holdings) 4.0 years**

*"Top 10 Equity Holdings" and "Top Fixed Income Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

**The average effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund's price due to changes in interest rates.

Investment in Securities at December 31, 2007

		Principal
		Amount		Value
	(M=$	1,000)		(Note 2)

U.S. Government Obligations 31.4%
U.S. Government Agency
Obligations 31.4%
Federal Home Loan Mortgage
Corporation 5.9%
Collateralized Mortgage Obligations:
FHR 2902 LZ
5.5%, 09/15/31		1,179	M $	1,195,112
Federal National Mortgage
Association 21.6%
Collateralized Mortgage Obligations:
FNR 06-63 VH
6.5%, 03/25/23		1,500	M	1,579,725
FNR 93-G20 ZQ
7%, 05/25/23		698	M	732,903
FNR 06-78 BV
6.5%, 06/25/23		500	M	526,715
FNR 06-66 NV
6.5%, 02/25/24		500	M	525,390
FNR 06-88 BV
6.5%, 11/25/25		500	M	526,665

		Principal
		Amount		Value
	(M=$	1,000)		(Note 2)
FNR 07-83 PB
6%, 09/25/31		500	M $	512,885
Total Federal National
Mortgage Association				4,404,283
Government National Mortgage
Corporation 3.9%
Collateralized Mortgage Obligations:
GNR 01-53 PB
6.5%, 11/20/31		750	M	804,353
Total U.S. Government
Obligations
(Cost $6,245,305)				6,403,748

		Shares
Common Stocks 66.5%
Consumer Discretionary		2.9%
Comcast Corp. *		8,250		149,490
McDonald's Corp.		2,000		117,820
McGraw-Hill Cos., Inc.		2,200		96,382
Time Warner, Inc.		5,000		82,550
TJX Cos., Inc.		1,700		48,841

	Shares	Value
		(Note 2)
Walt Disney Co.	3,000	$96,840
		591,923
Consumer Staples 6.3%
Altria Group, Inc.	2,000	151,160
CVS Caremark Corp.	2,700	107,325
Diageo PLC ADR	1,000	85,830
HJ Heinz Co.	2,000	93,360
Kellogg Co.	2,500	131,075
Kraft Foods, Inc.	1,384	45,160
McCormick & Co., Inc.	5,000	189,550
PepsiCo, Inc.	2,500	189,750
Procter & Gamble Co.	4,000	293,680
		1,286,890
Energy 8.3%
Chevron Corp.	3,000	279,990
EOG Resources, Inc.	1,500	133,875
ExxonMobil Corp.	4,000	374,760
Noble Energy, Inc.	2,000	159,040
Pride Int'l., Inc. *	3,500	118,650
Schlumberger Ltd.	2,500	245,925

8 The accompanying notes are an integral part of the financial statements.

Sentinel Variable Products Balanced Fund

(Continued)

	Shares	Value
		(Note 2)
Transocean, Inc.	713	$102,022
Weatherford Int'l., Ltd. *	4,000	274,400
		1,688,662
Financials 10.3%
ACE Ltd.	1,700	105,026
American Express Co.	2,700	140,454
American Int'l. Group, Inc.	3,000	174,900
Ameriprise Financial, Inc.	540	29,759
Bank of America Corp.	5,000	206,300
Bank of New York Mellon
Corp.	3,800	185,288
Citigroup, Inc.	5,000	147,200
Goldman Sachs Group,
Inc.	600	129,030
Hartford Financial
Services	1,500	130,785
JPMorgan Chase & Co.	2,500	109,125
Merrill Lynch & Co., Inc.	1,600	85,888
Moody's Corp.	2,000	71,400
Morgan Stanley	1,700	90,287
Travelers Cos., Inc.	2,500	134,500
US Bancorp	3,400	107,916
Wachovia Corp.	3,000	114,090
Wells Fargo & Co.	4,200	126,798
		2,088,746
Health Care 10.3%
Amgen, Inc. *	2,000	92,880
Bristol-Myers Squibb Co.	2,000	53,040
Cigna Corp.	1,500	80,595
Covidien Ltd.	1,500	66,435
Eli Lilly & Co.	2,500	133,475
Hospira, Inc. *	4,000	170,560
Johnson & Johnson	3,000	200,100
Medco Health Solutions,
Inc. *	1,200	121,680
Medtronic, Inc.	5,000	251,350
Merck & Co., Inc.	2,500	145,275
Pfizer, Inc.	5,000	113,650
Quest Diagnostics, Inc.	2,500	132,250
Schering-Plough Corp.	5,000	133,200
St. Jude Medical, Inc. *	2,000	81,280
Teva Pharmaceutical
Industries Ltd. ADR	2,500	116,200
Zimmer Holdings, Inc. *	3,000	198,450
		2,090,420
Industrials 11.4%
Boeing Co.	2,000	174,920
Canadian National
Railway Co.	1,800	84,474

	Shares	Value
		(Note 2)
Deere & Co.	2,000	$186,240
General Dynamics Corp.	1,800	160,182
General Electric Co.	10,000	370,700
Honeywell Int'l., Inc.	5,200	320,164
Northrop Grumman Corp.	1,700	133,688
Rockwell Automation, Inc.	1,500	103,440
Tyco Int'l. Ltd	1,500	59,475
Union Pacific Corp.	1,500	188,430
United Technologies Corp.	5,000	382,700
Waste Management, Inc.	5,000	163,350
		2,327,763
Information Technology	11.8%
Accenture Ltd.	2,100	75,663
Activision, Inc. *	3,000	89,100
Adobe Systems, Inc. *	3,500	149,555
Broadcom Corp. *	4,000	104,560
Cisco Systems, Inc. *	6,000	162,420
EMC Corp. *	5,600	103,768
Fiserv, Inc. *	2,700	149,823
Intel Corp.	7,500	199,950
Int'l Business Machines
Corp.	1,500	162,150
Microchip Technology,
Inc.	3,000	94,260
Microsoft Corp.	7,000	249,200
Motorola, Inc.	7,000	112,280
Network Appliance, Inc. *	3,200	79,872
Nokia Oyj ADR	3,000	115,170
Oracle Corp. *	6,100	137,738
SAP AG ADR	3,400	173,570
Seagate Technology	5,000	127,500
Texas Instruments, Inc.	3,500	116,900
		2,403,479
Materials 3.0%
EI Du Pont de Nemours &
Co.	3,500	154,315
Freeport-McMoRan
Copper & Gold, Inc.	2,000	204,880
Pactiv Corp. *	1,500	39,945
Praxair, Inc.	2,500	221,775
		620,915
Telecommunication Services 1.6%
America Movil SA de CV
ADR	1,600	98,224
AT&T, Inc.	2,400	99,744
Verizon Communications,
Inc.	3,000	131,070
		329,038

	Shares	Value
		(Note 2)
Utilities 0.6%
Entergy Corp.	1,000	$119,520
Total Common Stocks
(Cost $9,656,584)		13,547,356
Total Investments 97.9%
(Cost $15,901,889)†		19,951,104
Other Assets in
Excess of
Liabilities 2.1%		427,132
Net Assets 100.0%	$20,378,236

*	Non-income producing
† Cost for federal income tax purposes is $15,911,177. At December 31, 2007 unrealized appreciation for federal income tax purposes aggregated $4,039,927 of which $4,363,385 related to appreciated securities and $323,458 related to depreciated securities.

ADR - American Depository Receipt

Sentinel Variable Products Bond Fund

(Unaudited)

The Sentinel Variable Products Bond Fund’s total return for the fourth quarter of 2007 was 3.02% . Its performance benchmark, the Lehman Brothers U.S. Aggregate Bond Index1 returned 3.00%, and its secondary benchmark, the Lehman Brothers Fixed Rate Agency MBS Index2 returned 3.17%, for the same period. For 2007, the Fund’s total return was 7.05% versus 6.97% for the Lehman Brothers U.S. Aggregate Bond Index, 6.90% for the Lehman Brothers U.S. Fixed Rate Agency MBS Index and 5.66% for the Morningstar US Insurance Fund Intermediate-Term Bond Category3, an outperformance of 8, 15 and 139 basis points, respectively.

2007 was quite a turbulent year for the fixed-income markets. Generally, the bond market provided investors with solid returns for high-quality assets while severely penalizing those of low quality. Most of the positive performance came in the second half of the year. The Federal Reserve Board abruptly abandoned their inflation bias in an effort to stem the ongoing contraction in the housing market. The Fed lowered the Federal Funds target 100 basis points during the year to 4¼% and reduced the Discount Rate 150 basis points to 4¾% in order to inject liquidity into a troubled financial market. Delinquencies and defaults rose sharply on subprime mortgage loans and the bonds they collateralized plunged in value in an unprecedented manner. As a result, many Wall Street firms were forced to take massive writedowns and losses on this exposure. The Sentinel Variable Products Bond Fund does not have, and has never invested in subprime mortgage bonds. All of the Fund’s mortgage-backed securities holdings are U.S. Agency-backed by FHLMC, FNMA, or GNMA.

Interest rates fell over the year as the Federal Reserve cut rates. The U.S. Treasury 2-year note, the U.S. Treasury security most sensitive to changes in Federal Reserve policy, fell 176 basis points to 3.05%, while the U.S. Treasury 10-year note declined 68 basis points to 4.02% . The 30-year U.S. Treasury bond declined 36 basis points to 4.45% . As measured by the 2-Year U.S. Treasury note to 30-year bond yield differential, the U.S. Treasury yield curve steepened 140 basis points during the year.

The following table highlights U.S. Treasury interest rate movements and total returns for 2007:

							Change				Total
U.S.Treasury	12/31/06			12/31/07			(BP)	2007Range			Return
2-yr Note	4.81%			3.05%			-176	2.85 - 5.10%		+	7.41%
5-yr Note	4.69			3.44			-125	3.21 - 5.21		+	10.28
10-yr Note	4.70			4.02			-68	3.84 - 5.30		+	9.72
30-yr Bond	4.81			4.45			-36	4.29 - 5.40		+	10.14
Yield Curve	0	bp	+	140	bp	+	140	-6 to +154	bp		–
Slope
Source: Bloomberg & Lehman

In terms of sector performance, U.S. Treasury securities outperformed their Corporate Bond and Mortgage-Backed Securities (MBS) counterparts by a wide margin due to the massive flight-to-quality in 2007:

		Fourth
		Quarter			2007
LehmanIndex		Return			Return
U.S. Treasury[4]	+	3.96%		+	9.01%
U.S. Agency[5]	+	3.22		+	7.90
MBS-Fixed Rate	+	3.17		+	6.96
Corporate[6]	+	1.97		+	4.56
Yield Curve Slope		0	bp	+	140	bp

As of December 31, 2007, the modified duration of the Sentinel Variable Products Bond Fund stood at 3.64 years (3.47 years on an effective basis). This represented a 17% duration underweight relative to the Lehman Brothers U.S. Aggregate Bond Index which had a 4.41 modified duration at year-end. Exposure to the MBS sector stood at 74% of assets, with 11% in U.S. Treasuries, 14% in corporate bonds and 1% in cash. The Fund’s relative outperformance of its benchmark for the year was a function of active duration management, security selection, and limited corporate bond exposure. It was inhibited somewhat by its lack of U.S. Treasury exposure.

1 The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, and includes securities that are of investment-grade quality, have at least one year to maturity, and have an outstanding par value of at least $100 million. An investment cannot be made directly in an index.

2 The Lehman Brothers U.S. Fixed Rate Agency MBS Index is an unmanaged index comprising all fixed-rated securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). An investment cannot be made directly in an index.

3 An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

4	The Lehman Brothers U.S. Treasury Index is an unmanaged index made up of public obligations of the U.S. Treasury, excluding Treasury bills, state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, and includes securities that are of investment-grade quality, have at least one year to maturity, and have an outstanding par value of at least $250 million. An investment cannot be made directly in an index.

5 The Lehman Brothers U.S. Agency Index is an unmanaged index made up of publicly issued U.S. Government agencies such as Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal Home Loan Bank (FHLB), issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC).

An investment cannot be made directly in an index.

6	The Lehman Brothers U.S. Corporate Index is an unmanaged index made up of U.S. Dollar denominated, investment-grade quality, taxable securities, including publicly issued U.S. corporate and foreign debentures that have at least one year to maturity, and have an outstanding par value

10 of at least $250 million. An investment cannot be made directly in an index.

Sentinel Variable Products Bond Fund

(Continued)

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions using net asset values. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of such charges, total returns would have been lower. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest.

AverageAnnualTotalReturnAs of December 31, 2007
								Since
								Inception
1	yr	3	yr	5	yr	10	yr	(8/1/03)
7.05%		4.16%		–		–		5.14%

The total annual operating expense ratio as of December 31, 2007 for Sentinel Variable Products Bond Fund is 0.76% . Expense ratio data is sourced from the annual report dated 12/31/07.

The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, and includes securities that are of investment-grade quality, have at least one year to maturity, and have an outstanding par value of at least $100 million. An investment cannot be made directly in an index.

The Lehman Brothers U.S. Fixed Rate Agency MBS Index is an unmanaged index comprising all fixed-rated securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). An investment cannot be made directly in an index.

Fixed income securities are subject to credit and interest rate risks. Bond values will generally decrease when interest rates rise and will generally increase when interest rates fall. Mortgage-backed securities (MBS) are subject to pre-payment risk. Fund shares are not insured or guaranteed by the U.S. government or its agencies.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

11

Sentinel Variable Products Bond Fund

(Continued)

Average Effective Duration
			Percent of
Duration		Fixed Income Holdings
Less than 1 yr.			4.1%
1 yr. to 2.99 yrs.			44.8%
3 yrs. to 3.99 yrs.			16.0%
Average Effective Duration (for all Fixed Income Holdings) 3.5 years**

Top 10 Holdings*

		Maturity	Percent of
Description	Coupon	Date	Net Assets
FHR 2902 LZ	5.50%	09/15/31	10.8%
FNR 06-63 VH	6.50%	03/25/23	7.6%
FHLMC A69049	6.00%	11/01/37	7.3%
U.S. Treasury Note	3.375%	10/15/09	6.4%
FNR 06-88 BV	6.50%	11/25/25	5.7%
FHLMC E02413	6.00%	11/01/22	5.5%

Percent of
Duration	Fixed Income Holdings
4 yrs. to 5.99 yrs.	25.9%
6 yrs. to 7.99 yrs.	6.3%
8 yrs. and over	2.9%

		Maturity	Percent of
Description	Coupon	Date	Net Assets
FNR 02-82 PD	6.00%	02/25/32	4.9%
GNMA 679437X	6.00%	11/15/22	4.7%
FHR 3181 BV	6.50%	06/15/26	3.8%
FNR 06-78 BV	6.50%	06/25/23	3.8%
Total of Net Assets			60.5%

*"Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings below.

**The average effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund's price due to changes in interest rates.

Investment in Securities at December 31, 2007

Principal Amount
	(M=$	1,000)		Value
				(Note 2)

U.S. Government Obligations 84.8%
U.S. Government Agency
Obligations 73.9%
Federal Home Loan Mortgage
Corporation 34.2%
Collateralized Mortgage Obligations:
FHR 3395 C
6.75%, 01/15/24		1,000	M $	1,043,540
FHR 3181 BV
6.5%, 06/15/26		1,000	M	1,056,000
FHR 2531 PD
5.5%, 05/15/31		800	M	810,207
FHR 2902 LZ
5.5%, 09/15/31		2,947	M	2,987,780
				5,897,527
Mortgage-Backed Securities:
15-Year:
FHLMC E02413
6%, 11/01/22		1,493	M	1,527,013
30-Year:
FHLMC A69049
6%, 11/01/37		1,998	M	2,028,272
Total Federal Home Loan
Mortgage Corporation				9,452,812

Principal Amount
	(M=$	1,000)		Value
				(Note 2)

Federal National Mortgage
Association 32.1%
Collateralized Mortgage Obligations:
FNR 06-63 VH
6.5%, 03/25/23		2,000	M $	2,106,300
FNR 06-78 BV
6.5%, 06/25/23		1,000	M	1,053,430
FNR 06-66 NV
6.5%, 02/25/24		551	M	579,484
FNR 06-88 BV
6.5%, 11/25/25		1,500	M	1,579,995
FNR 07-83 PB
6%, 09/25/31		500	M	512,885
FNR 02-82 PD
6%, 02/25/32		1,314	M	1,342,613
FNR 07-98 AC
6%, 11/25/35		497	M	504,854
FNR 07-88 AE
6%, 09/25/37		666	M	672,460
				8,352,021
Mortgage-Backed Securities:
10-Year:
FNMA 888927
6%, 12/01/17		492	M	504,912
Total Federal National
Mortgage Association				8,856,933

Principal Amount
	(M=$	1,000)		Value
				(Note 2)

Government National Mortgage
Corporation 7.6%
Collateralized Mortgage Obligations:
GNR 01-53 PB
6.5%, 11/20/31		750	M $	804,353
Mortgage-Backed Securities:
15-Year:
GNMA 679437X
6%, 11/15/22		1,275	M	1,305,518
Total Government National
Mortgage Corporation				2,109,871
Total U.S. Government
Agency Obligations				20,419,616
U.S. Treasury Obligations		10.9%
5-Year:
4.375%, 01/31/08		750	M	751,050
3.375%, 10/15/09		1,750	M	1,761,340
3.625%, 01/15/10		500	M	505,935
				3,018,325
Total U.S. Government
Obligations
(Cost $23,041,338)				23,437,941

12 The accompanying notes are an integral part of the financial statements.

Sentinel Variable Products Bond Fund

(Continued)

Principal Amount
		(M=$	1,000)		Value
					(Note 2)

Bonds 13.7%
Consumer Cyclical	2.7%
McDonald's Corp.
4.125%, 06/01/13			750	M $	726,900
Consumer Staple	2.6%
Anheuser-Busch Cos., Inc.
4.375%, 01/15/13			740	M	725,777
Energy 1.9%
Kimberly-Clark Corp.
6.125%, 08/01/17			500	M	527,755
Financial 4.6%
Bank of New York
4.95%, 01/14/11			500	M	504,370
Fleet National Bank
5.75%, 01/15/09			250	M	250,933
John Deere Capital Corp.
5.4%, 04/07/10			500	M	512,420
					1,267,723
Media 1.9%
Time Warner Cos., Inc.
6.875%, 06/15/18			500	M	525,290
Total Bonds
(Cost $3,761,210)					3,773,445
Total Investments 98.5%
(Cost $26,802,548)†					27,211,386
Other Assets in
Excess of
Liabilities 1.5%					417,227
Net Assets 100.0%			$27,628,613

  Cost for federal income tax purposes is $26,802,548. At December 31, 2007 unrealized appreciation for federal income tax purposes aggregated $408,838 of which $445,750 related to appreciated securities and $36,912 related to depreciated securities.

Sentinel Variable Products Common Stock Fund

(Unaudited)

The Sentinel Variable Products Common Stock Fund had a total negative return of 2.66% for the fourth quarter of 2007, compared to a negative 3.33% return for the S&P 500 Index1 and a negative 3.34% for the average fund in the Morningstar US Insurance Fund Large Blend category2.

For the full year 2007 period, the SVP Common Stock Fund’s return of 10.21% compares favorably to a 5.49% return for the S&P 500 Index. The Morningstar US Insurance Fund Large Blend Category was up 5.38% for the same period. The housing market downturn and associated credit market turmoil sparked fears of a long-anticipated consumer-driven economic slowdown, which led to weak fourth quarter equity market performance. Energy prices surged in the second half of the year, and a sharp slowdown in consumer holiday spending materialized. In the fourth quarter, the Fund’s underweighting of the poorly performing Financial and Consumer Discretionary sectors versus the S&P 500 Index and strong stock selection in the Financial and Industrial Sectors helped to moderate overall declines. During 2007, the Fund’s positive relative returns were driven by strong performance in the Industrial and Materials sectors. Despite an underweight position vs. the S&P 500 in the Financial sector, we maintained active bets in compelling individual opportunities outside of the banking and mortgage sub-sectors, and stock selection was a positive contributor to relative returns in this sector during 2007. We maintained our underweight position in the Consumer Discretionary sector, given residential real estate headwinds and food and energy cost inflation concerns. We therefore increased our exposure to less cyclical growth via the Healthcare and Consumer Staples sectors.

Despite a small retrenchment in the outperformance of Large Cap stocks vs. Small and Mid Cap stocks in the latter part of 2007, returns for our Fund were enhanced by our Large Cap, high-quality focus. Even as the valuation gap between Large Caps and Mid and Small Caps has narrowed, we believe Large Capitalization multinational stocks will continue to offer an attractive combination of reasonable valuations, geographic diversification and emerging economies exposure.

Our performance relative to peer funds and market indices remained strong during the year. The Sentinel Variable Products Common Stock Fund has historically delivered solid total returns with moderate levels of risk throughout varied financial market conditions. We will patiently adhere to our long-held focus on reasonably valued high quality companies.

1 The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index. 2 An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Sentinel Variable Products Common Stock Fund

(Continued)

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions using net asset values. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of such charges, total returns would have been lower. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest.

AverageAnnualTotalReturnAs of December 31, 2007
								Since
								Inception
1	yr	3	yr	5	yr	10	yr	(11/30/00)
10.21%		11.27%		14.70%		–		6.71%

The total annual operating expense ratio as of December 31, 2007 for Sentinel Variable Products Common Stock Fund is 0.66% . Expense ratio data is sourced from the annual report dated 12/31/07.

The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. An investment cannot be made directly in an index.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

15

Sentinel Variable Products Common Stock Fund

(Continued)

Top Sectors
Sector	Percent of Net Assets
Information Technology	15.0%
Health Care	14.8%
Industrials	14.7%
Financials	13.3%
Energy	12.6%

Top 10 Holdings*
Description	Percent of Net Assets
ExxonMobil Corp.	2.6%
General Electric Co.	2.6%
Schlumberger Ltd.	2.3%
United Technologies Corp.	2.3%
Chevron Corp.	2.2%
Freeport-McMoRan Copper & Gold, Inc.	2.0%

Sector	Percent of Net Assets
Consumer Staples	10.5%
Materials	5.2%
Consumer Discretionary	4.5%
Telecommunication Services	2.3%
Utilities	0.8%

Description	Percent of Net Assets
Johnson & Johnson	1.9%
Bank of New York Mellon Corp.	1.8%
Procter & Gamble Co.	1.7%
Weatherford Int'l., Ltd.	1.6%
Total of Net Assets	21.0%

*"Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

	Shares	Value
		(Note 2)
Common Stocks 93.7%
Consumer Discretionary	4.5%
Comcast Corp. *	60,000	$1,087,200
McDonald's Corp.	14,000	824,740
McGraw-Hill Cos., Inc.	20,000	876,200
Time Warner, Inc.	55,000	908,050
TJX Cos., Inc.	15,000	430,950
Walt Disney Co.	21,400	690,792
		4,817,932
Consumer Staples 10.5%
Altria Group, Inc.	14,600	1,103,468
CVS Caremark Corp.	25,000	993,750
Diageo PLC ADR	8,500	729,555
HJ Heinz Co.	25,000	1,167,000
Kellogg Co.	25,000	1,310,750
Kimberly-Clark Corp.	12,000	832,080
Kraft Foods, Inc.	20,103	655,961
McCormick & Co., Inc.	25,000	947,750
PepsiCo, Inc.	21,200	1,609,080
Procter & Gamble Co.	25,000	1,835,500
		11,184,894
Energy 12.6%
Chevron Corp.	25,000	2,333,250
EOG Resources, Inc.	11,200	999,600
ExxonMobil Corp.	30,000	2,810,700

	Shares	Value
		(Note 2)
Noble Energy, Inc.	10,000	$795,200
Pride Int'l., Inc. *	37,500	1,271,250
Schlumberger Ltd.	25,000	2,459,250
Transocean, Inc.	6,961	996,467
Weatherford Int'l., Ltd. *	25,000	1,715,000
		13,380,717
Financials 13.3%
ACE Ltd.	17,500	1,081,150
American Express Co.	19,213	999,460
American Int'l. Group, Inc.	20,000	1,166,000
Ameriprise Financial, Inc.	3,842	211,733
Bank of America Corp.	29,678	1,224,514
Bank of New York Mellon
Corp.	40,013	1,951,034
Citigroup, Inc.	31,000	912,640
Goldman Sachs Group,
Inc.	2,800	602,140
Hartford Financial
Services	10,000	871,900
JPMorgan Chase & Co.	25,400	1,108,710
Merrill Lynch & Co., Inc.	7,200	386,496
Moody's Corp.	15,000	535,500
Morgan Stanley	7,600	403,636
Travelers Cos., Inc.	20,000	1,076,000
US Bancorp	15,000	476,100

	Shares	Value
		(Note 2)
Wachovia Corp.	18,000	$684,540
Wells Fargo & Co.	17,800	537,382
		14,228,935
Health Care 14.8%
Amgen, Inc. *	12,500	580,500
Baxter Int'l., Inc.	15,000	870,750
Bristol-Myers Squibb Co.	25,000	663,000
Cigna Corp.	7,200	386,856
Covidien Ltd.	20,000	885,800
Eli Lilly & Co.	10,000	533,900
Gilead Sciences, Inc. *	12,000	552,120
Hospira, Inc. *	20,000	852,800
Johnson & Johnson	30,000	2,001,000
Medco Health Solutions,
Inc. *	5,000	507,000
Medtronic, Inc.	31,400	1,578,478
Merck & Co., Inc.	20,000	1,162,200
Pfizer, Inc.	30,000	681,900
Quest Diagnostics, Inc.	16,000	846,400
Schering-Plough Corp.	25,300	673,992
St. Jude Medical, Inc. *	20,000	812,800
Teva Pharmaceutical
Industries Ltd. ADR	17,500	813,400
Zimmer Holdings, Inc. *	20,000	1,323,000
		15,725,896

16 The accompanying notes are an integral part of the financial statements.

Investment in Securities at December 31, 2007

Sentinel Variable Products Common Stock Fund

(Continued)

	Shares	Value
		(Note 2)
Industrials 14.7%
Boeing Co.	11,500	$1,005,790
Canadian National
Railway Co.	20,000	938,600
Deere & Co.	15,000	1,396,800
General Dynamics Corp.	11,000	978,890
General Electric Co.	75,000	2,780,250
Honeywell Int'l., Inc.	22,100	1,360,697
Northrop Grumman Corp.	12,000	943,680
Rockwell Automation, Inc.	11,300	779,248
Tyco Int'l. Ltd	17,850	707,752
Union Pacific Corp.	8,100	1,017,522
United Technologies Corp.	32,000	2,449,280
Waste Management, Inc.	40,000	1,306,800
		15,665,309
Information Technology	15.0%
Accenture Ltd.	10,000	360,300
Activision, Inc. *	30,000	891,000
Adobe Systems, Inc. *	22,500	961,425
Broadcom Corp. *	20,000	522,800
Cisco Systems, Inc. *	50,000	1,353,500
EMC Corp. *	40,000	741,200
Fiserv, Inc. *	11,600	643,684
Intel Corp.	40,000	1,066,400
Int'l Business Machines
Corp.	12,500	1,351,250
Microchip Technology,
Inc.	14,000	439,880
Microsoft Corp.	45,000	1,602,000
Motorola, Inc.	29,300	469,972
Network Appliance, Inc. *	33,600	838,656
Nokia Oyj ADR	20,000	767,800
Oracle Corp. *	25,000	564,500
Qualcomm, Inc.	8,500	334,475
SAP AG ADR	20,000	1,021,000
Seagate Technology	26,200	668,100
Texas Instruments, Inc.	30,000	1,002,000
Tyco Electronics Ltd.	11,250	417,712
		16,017,654
Materials 5.2%
EI Du Pont de Nemours &
Co.	30,000	1,322,700
Freeport-McMoRan
Copper & Gold, Inc.	20,800	2,130,752
Pactiv Corp. *	23,400	623,142
Praxair, Inc.	17,000	1,508,070
		5,584,664

		Shares		Value
				(Note 2)
Telecommunication Services 2.3%
America Movil SA de CV
ADR		11,800		$724,402
AT&T, Inc.		14,400		598,464
Embarq Corp.		635		31,452
Verizon Communications,
Inc.		10,000		436,900
Vodafone Group PLC
ADR *		17,500		653,100
				2,444,318
Utilities 0.8%
Entergy Corp.		7,500		896,400
Total Common Stocks
(Cost $75,117,207)				99,946,719
		Principal
		Amount
	(M=$	1,000)
Corporate Short-Term Notes 1.7%
UBS Finance
4.23%, 01/04/08
(Cost $1,799,366)		1,800	M	1,799,366
U.S. Government Obligations 4.7%
Federal Home Loan Bank		4.7%
Agency Discount Notes:
3.5%, 01/08/08
(Cost $4,996,597)		5,000	M	4,996,597
Total Investments 100.1%
(Cost $81,913,170)†				106,742,682
Excess of Liabilities
Over Other
Assets (0.1)%				(57,092)
Net Assets 100.0%		$106,685,590

*	Non-income producing
†	Cost for federal income tax purposes is
$81,961,690. At Decembe					r 31, 2007 unrealized
appreciation for federal income tax purposes
aggregated $24,780,992 of which $27,368,384
related to appreciated securities and $2,587,392
related to depreciated securities.

ADR	- American Depository Receipt

Sentinel Variable Products Mid Cap Growth Fund

(Unaudited)

For the third quarter in a row, large cap stocks outperformed small cap stocks. During the fourth quarter, the S&P 500 Index1 fell 3.3% compared to declines of 3.6% for the Russell Midcap Index2 and 4.6% for the Russell 2000 Index3.

Growth continued to outperform value as well. The Russell Midcap Growth Index4 fell 1.7% during the fourth quarter while the Russell Mid Cap Value Index5 declined 6.0% . In 2007, growth substantially outperformed value in mid caps as the Russell Mid Cap Growth Index gained 11.4% while the Russell Mid Cap Value benchmark fell 1.4% .

The Sentinel Variable Products Mid Cap Growth Fund produced a gain of 1.7% during the fourth quarter of 2007. This return exceeded the 1.7% decline for the Russell Mid Cap Growth Index and the 1.5% decline for the average fund in the Morningstar US Insurance Fund Mid-Cap Growth Category6. For the full year 2007, the SVP Mid Cap Growth Fund’s return of 22% exceeded the 11.4% return of the Russell Mid Cap Growth Index and the 15.9% return of the average fund in the Morningstar US Insurance Fund Mid-Cap Growth Category.

During the fourth quarter, the strongest-performing sectors of the mid-cap growth market, as measured by the Russell Midcap Growth Index, were Energy, Materials, and Financials. The weakest sectors were Autos, Consumer Discretionary, Utilities and Technology. Overall, the Fund’s sector weightings had a modestly positive impact on performance. The positive impact of its underweighted positions in Consumer Discretionary and Telecom stocks, were offset by its underweighting in the Utility sector. All of these weightings are in comparison to the Russell Mid Cap Growth Index.

Stock selection was positive in Industrials, Technology, Financials and Materials during the quarter, when compared to the Russell Mid Cap Growth Index. In the Industrial sector, the portfolio benefited from owning a solar company, JA Solar and an E&C company, Jacobs Engineering. The Technology segment benefited from holdings in semiconductor company MEMC and software companies Activision, Business Objects and Ansys. The Financial Services segment benefited from holdings in publicly traded exchanges Intercontinental Exchange and CME Group and asset manager, Invesco. Finally, the Materials segment benefited from holdings in Agrium, Steel Dynamics and Carpenter Technology. Stock selection was negative relative to the Russell Mid Cap Growth Index in the Telecommunications sector as the fund was negatively impacted by its holdings in HII Holdings and in Consumer Discretionary as former winners, TempurPedic, Coach and Dick’s Sporting Goods gave back some gains.

Additionally, sector weights may vary from the Russell Mid Cap Growth Index. At the end of December, the portfolio was underweighted in Consumer and Financial stocks and overweighted in the Energy, Industrials and Materials sectors when compared to the Russell Mid Cap Growth Index.

1	The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index
2	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 31% of the total market capitalization of the Russell 1000 Index. An investment cannot be made directly in an index.
3	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. An investment cannot be made directly in an index.
4	The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. An investment cannot be made directly in an index.
5	The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth rates. An investment cannot be made directly in an index.
6	An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Sentinel Variable Products Mid Cap Growth Fund

(Continued)

PerformanceNotes (Unaudited)

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions using net asset values. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of such charges, total returns would have been lower. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest.

AverageAnnualTotalReturnAs of December 31, 2007
								Since
								Inception
1	yr	3	yr	5	yr	10	yr	(11/30/00)
22.00%		10.16%		16.33%		–		3.11%

The total annual operating expense ratio as of December 31, 2007 for Sentinel Variable Products Mid Cap Growth Fund is 0.84% . Expense ratio data is sourced from the annual report dated 12/31/07.

The Mid Cap Growth Fund is replacing the Standard and Poor’s 500 Index with the Russell Mid Cap Growth Index because Sentinel believes the new index is a more appropriate measure of the Fund’s current investment strategy.

The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. An investment cannot be made directly in an index.

The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index Midsized company stocks can be more volatile than large company stocks.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

19

Sentinel Variable Products Mid Cap Growth Fund

(Continued)

Top Sectors
Sector	Percent of Net Assets
Industrials	19.7%
Information Technology	19.4%
Energy	13.9%
Health Care	12.8%
Consumer Discretionary	11.9%

Top 10 Holdings*
Description	Percent of Net Assets
Jacobs Engineering Group, Inc.	2.4%
MEMC Electronic Materials, Inc.	2.1%
BE Aerospace, Inc.	1.9%
Activision, Inc.	1.8%
Precision Castparts Corp.	1.7%
Cameron Int'l. Corp.	1.7%

Sector	Percent of Net Assets
Materials	7.3%
Financials	6.0%
Consumer Staples	2.9%
Telecommunication Services	1.2%
Utilities	1.0%

Description	Percent of Net Assets
Covance, Inc.	1.6%
Praxair, Inc.	1.5%
Ansys, Inc.	1.5%
JA Solar Holdings Co Ltd.	1.5%
Total of Net Assets	17.7%

*"Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Investment in Securities at December 31, 2007

	Shares	Value
		(Note 2)
Common Stocks 96.1%
Consumer Discretionary	11.9%
Abercrombie & Fitch Co.	3,300	$263,901
Apollo Group, Inc. *	4,300	301,645
Cablevision Systems
Corp.	6,400	156,800
Coach, Inc. *	6,700	204,886
Dick's Sporting Goods,
Inc. *	9,000	249,840
GameStop Corp. *	6,000	372,660
Int'l. Game Technology	7,300	320,689
Nordstrom, Inc.	6,700	246,091
Starwood Hotels &
Resorts Worldwide,
Inc.	3,000	132,090
Strayer Education, Inc.	2,100	358,218
Tempur-Pedic Int'l., Inc.	11,500	298,655
Tiffany & Co.	6,400	294,592
		3,200,067
Consumer Staples 2.9%
HJ Heinz Co.	5,800	270,744
McCormick & Co., Inc.	7,900	299,489
Whole Foods Market, Inc.	5,000	204,000
		774,233
Energy 13.9%
Cameron Int'l. Corp. *	9,400	452,422

	Shares	Value
		(Note 2)
Continental Resources
Inc/OK *	10,500	$274,365
Grant Prideco, Inc. *	3,600	199,836
Noble Energy, Inc.	4,300	341,936
Oceaneering Int'l. Inc *	3,500	235,725
Range Resources Corp.	7,500	385,200
SandRidge Energy, Inc. *	7,500	268,950
Smith Int'l., Inc.	3,000	221,550
Southwestern Energy
Co. *	6,200	345,464
Transocean, Inc.	2,188	313,212
Weatherford Int'l., Ltd. *	5,400	370,440
Williams Cos, Inc.	9,300	332,754
		3,741,854
Financials 6.0%
Affiliated Managers
Group, Inc. *	2,600	305,396
CME Group, Inc.	440	301,840
IntercontinentalExchange,
Inc. *	1,900	365,750
Invesco Ltd. ADR	12,200	382,836
T Rowe Price Group, Inc.	4,300	261,784
		1,617,606
Health Care 12.8%
BioMarin
Pharmaceuticals, Inc. *	5,500	194,700

	Shares	Value
		(Note 2)
Covance, Inc. *	5,100	$441,762
Dentsply Int'l. Inc	7,100	319,642
Gen-Probe, Inc. *	5,500	346,115
Hologic, Inc. *	5,200	356,928
Hospira, Inc. *	4,400	187,616
Quest Diagnostics, Inc.	6,200	327,980
Shire PLC ADR	5,000	344,750
St. Jude Medical, Inc. *	7,300	296,672
Varian Medical Systems,
Inc. *	4,500	234,720
VCA Antech, Inc. *	8,600	380,378
		3,431,263
Industrials 19.7%
Ametek, Inc.	6,100	285,724
BE Aerospace, Inc. *	9,800	518,420
Corrections Corp of
America *	11,400	336,414
Expeditors Int'l.
Washington, Inc.	4,000	178,720
Geo Group, Inc. *	12,500	350,000
Goodrich Corp.	5,600	395,416
IHS, Inc. *	6,300	381,528
JA Solar Holdings Co Ltd.
ADR *	5,700	397,917
Jacobs Engineering
Group, Inc. *	6,700	640,587

20 The accompanying notes are an integral part of the financial statements.

Sentinel Variable Products Mid Cap Growth Fund

(Continued)

	Shares	Value	*	Non-income producing
		(Note 2)	†	Cost for federal income tax purposes is
Precision Castparts Corp.	3,300	$457,710		$18,717,322. At December 31, 2007 unrealized
				appreciation for federal income tax purposes
Republic Services, Inc.	8,800	275,880		aggregated $7,075,727 of which $7,251,758
Ritchie Bros Auctioneers,				related to appreciated securities and $176,031
Inc.	3,800	314,260		related to depreciated securities.
Roper Industries, Inc.	5,900	368,986
Stericycle, Inc. *	6,300	374,220	ADR	- American Depository Receipt
		5,275,782
Information Technology	19.4%
Activision, Inc. *	16,500	490,050
Amphenol Corp.	7,800	361,686
Ansys, Inc. *	9,600	398,016
Autodesk, Inc. *	6,500	323,440
Ciena Corp. *	6,000	204,660
Cognizant Technology
Solutions Corp. *	11,200	380,128
Cypress Semiconductor
Corp. *	9,700	349,491
Electronic Arts, Inc. *	5,900	344,619
Equinix, Inc. *	3,600	363,852
McAfee, Inc. *	8,300	311,250
MEMC Electronic
Materials, Inc. *	6,400	566,336
Network Appliance, Inc. *	7,000	174,720
Nuance Communications,
Inc. *	16,500	308,220
Nvidia Corp. *	9,900	336,798
Research In Motion Ltd. *	2,600	294,840
		5,208,106
Materials 7.3%
Agrium, Inc.	5,300	382,713
Allegheny Technologies,
Inc.	3,500	302,400
Carpenter Technology
Corp.	5,000	375,850
Freeport-McMoRan
Copper & Gold, Inc.	2,000	204,880
Praxair, Inc.	4,500	399,195
Steel Dynamics, Inc.	4,700	279,979
		1,945,017
Telecommunication Services 1.2%
NII Holdings, Inc. *	6,600	318,912
Utilities 1.0%
AES Corp. *	13,100	280,209
Total Investments 96.1%
(Cost $18,717,322)†		25,793,049
Other Assets in
Excess of
Liabilities 3.9%		1,035,809
Net Assets 100.0%	$26,828,858

Sentinel Variable Products Money Market Fund

(Unaudited)

For the fourth quarter of 2007, the Sentinel Variable Products Money Market Fund’s (the Fund) 7-day yield decreased 48 basis points to 4.07% while the iMoneyNet/ First Tier’s (Index)1 7-day yield decreased 47 basis points to 4.12% . On an expense-adjusted basis, the Fund’s 7-day yield was 4.60% and the Index was at 4.94% . At quarter end, the Fund’s average maturity was 18 days as compared to the Index’s maturity of 47 days. The Fund’s average price deviation for the fourth quarter was well below the deviation zone of 0.5% . The money market securities held by the Fund during this quarter were all of sound, stable credit quality, and no credit down-grades were experienced.

Short-term interest rate trends decreased for fourth quarter 2007. The federal funds, discount and prime rates decreased 50 basis points to 4.25%, 4.75%, and 7.25%, respectively. 90-day commercial paper fell 36 basis points to 4.82% and 90-day certificates of deposit declined 6 basis points to 5.14% . The 90-day Treasury bills dropped 56 basis points to 3.24% .

In its attempt to ease credit market turmoil, the Federal Reserve made two 25 basis point rate cuts during the fourth quarter. Unphased by these Fed moves, the economy continued to weaken as evidenced by the declining stock market, galloping energy prices, higher unemployment, weakness in job growth, slumping housing market, and increasing strains in the financial markets. With these risks to economic growth and potential of a recession, it is viewed that policy easing may well be necessary by the Federal Reserve. We anticipate short-term rates to slide lower and plan to lengthen the Fund’s average maturity in advance of any Federal Reserve rate cuts.

AverageAnnualTotalReturnAs of December 31, 2007
								Since
								Inception
1	yr	3	yr	5	yr	10	yr	(11/30/00)
4.70%		4.07%		2.77%		–		2.74%

The total annual operating expense ratio as of December 31, 2007 for Sentinel Variable Products Money Market Fund is 0.61% . Expense ratio data is sourced from the annual report dated 12/31/07.

An investment in the Sentinel Variable Products Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1 An average of funds within the particular category as determined by iMoneyNet based on investment styles as measured by their underlying portfolio holdings.

Sentinel Variable Products Money Market Fund

(Continued)

Investment in Securities
at December 31, 2007
		Principal
		Amount		Value
	(M=$	1,000)		(Note 2)
U.S. Government Obligations 17.3%
Federal Home Loan Bank		5.9%
Agency Discount Notes:
Federal Home Loan Bank
4.24%, 01/02/08		1,050	M $	1,049,876
Federal National Mortgage
Association 11.4%
Agency Discount Notes:
Fannie Mae
4.2%, 01/28/08		925	M	922,086
Fannie Mae
4.29%, 01/29/08		1,100	M	1,096,330
Total Federal National
Mortgage Association				2,018,416
Total U.S. Government
Obligations
(Cost $3,068,292)				3,068,292
Corporate Short-Term Notes 86.4%
American Express Credit
4.32%, 01/23/08		590	M	588,442
American General Finance
4.95%, 01/16/08		879	M	877,187
Astrazeneca Plc
4.57%, 01/25/08		430	M	428,690
4.65%, 02/28/08		450	M	446,629
BMW U.S. Capital
4.21%, 01/14/08		873	M	871,673
Chevron Funding
4.43%, 01/11/08		895	M	893,899
Citigroup Global
4.65%, 01/24/08		880	M	877,386
Coca-Cola
4.47%, 01/07/08		250	M	249,814
4.5%, 01/07/08		455	M	454,659
Fortis Funding
4.83%, 01/18/08		895	M	892,959
General Electric Capital
4.83%, 01/17/08		885	M	883,100
Nestle Capital Corp.
4.45%, 01/17/08		895	M	893,230
New Jersey Natural Gas
4.3%, 01/15/08		895	M	893,503
Proctor & Gamble Int'l.
Funding
4.22%, 01/25/08		365	M	363,973
4.76%, 01/04/08		580	M	579,770
Prudential Funding
4.54%, 01/22/08		380	M	378,993
4.55%, 01/22/08		310	M	309,177
4.57%, 01/10/08		204	M	203,767
Sanpaolo Imi Us Fin. Co
4.85%, 01/15/08		935	M	933,236

		Principal
		Amount		Value
	(M=$	1,000)		(Note 2)
Southern Co. Funding
4.55%, 01/25/08		800	M $	797,573
Toyota Motor Credit
4.27%, 02/08/08		797	M	793,408
UBS Finance De
4.35%, 01/07/08		395	M	394,714
4.95%, 02/06/08		400	M	398,020
Wells Fargo Co
4.3%, 01/03/08		930	M	929,778
Total Corporate
Short-Term Notes
(Cost $15,333,580)				15,333,580

		Shares
Money Market Funds 1.9%
Blackrock Provident
Institutional Funds
TempFund #24
(Cost $340,000)
		340,000		340,000
Total Investments 105.6%
(Cost $18,741,872)†				18,741,872
Excess of Liabilities
Over Other
Assets (5.6)%				(996,373)
Net Assets 100.0%		$17,745,499

† Also cost for federal income tax purposes.

The accompanying notes are an integral part of the financial statements.

23

Sentinel Variable Products Small Company Fund

(Unaudited)

For the fourth quarter of 2007, the Sentinel Variable Products Small Company Fund was down 2.61%, which compares favorably to the negative 4.58% return for the Russell 2000 Index1, the negative 6.45% return for the S&P SmallCap 600 Index2, and the negative 3.49% return for the Morningstar US Insurance Fund Small Growth category3. For the year through December 31st, the Fund was up 8.60%, which also compares well to the Russell 2000 Index return of -1.57%, the -0.30% return of the S&P SmallCap 600 Index, and with the Morningstar US Insurance Fund Small Growth category which came in at 8.47% .

The Fund has behaved consistent with our conservative growth investment discipline. While our quality growth bent helped us top the Russell 2000 and S&P SmallCap 600 indices in the first two quarters of the year, we did modestly lag our Morningstar US Insurance Fund Small Cap Growth peers as higher growth / higher momentum stocks led the market through June. However, in the ensuing downturns that we experienced in the third and fourth quarters, we performed very well versus the benchmarks as well as the peer group. During the fourth quarter, we extended our lead on the indices and passed the Morningstar US Insurance Fund Small Growth category.

In the December quarter, the Fund’s holdings in the Information Technology, Industrials, and Financials sectors did very well compared to the corresponding sectors in the Russell 2000 Index. Our stock selection in Electronic Equipment and Instruments within the Information Technology sector was very beneficial to returns. Solid performance in the sector was driven by our positions in Ansys, Rofin-Sinar, and FLIR Systems. Within the Industrial sector, good performance was the result of a strong showing from our Capital Goods holdings for the quarter. Stand out performers in Industrials were Genlyte, Dynamic Materials, and Esco Technologies. In the Financial sector, stock selection was strong in Diversified Financials and our underweight in Banks was beneficial for the period. Nice returns from our holdings in optionsXpress, Investment Technology Group, and Selective Insurance Group helped drive our outperformance in this sector. We experienced some weakness from our positions in Health Care and Energy compared to the Russell 2000 in the quarter. Specifically, inVentiv Health, Psychiatric Solutions, Tetra Technologies and Oil States Int’l were poor performers.

For the full year through December 31st, our holdings in Information Technology, Financials, and Industrials were outperformers compared to the Russell 2000 Index. Our stock selection in Software and Electronic Equipment drove the outperformance in the Information Technology sector with our holdings in Ansys, FLIR Systems, and Kronos doing especially well. Within Financials our underweight the sector and stock selection in Banks, as well as good performance among our Diversified Financial names was very beneficial to returns. Drivers of performance in Financials were optionsXpress, Investment Technology Group, and Endurance Specialty Holdings. Strong results in the Industrial sector was also a solid driver of outperformance versus the Russell 2000 Our over weight and stock selection in Capital Goods was a large part of the nice performance in this sector with standout returns from Dynamic Materials, Curtiss-Wright, and Genlyte. Within the Materials sector our results modestly lagged the Russell 2000 Index largely as a result of our performance in the Metals & Chemicals industries. In the metals group, RTI Int’l was weak and our underweight in the outperforming chemicals group hurt us on a relative basis.

Our focus on building a well-balanced portfolio of high quality small companies that have solid financial characteristics while maintaining a critical eye on valuation gives us confidence in our aim to continue to deliver solid returns without undue risk. A disciplined execution of our conservative growth style has served our shareholders well in the past and we are taking prudent measures toward aligning the Fund for continued long-term success. As always, we appreciate your confidence in us and we will do our very best to help you achieve your investment goals.

1 The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. An investment cannot be made directly in an index.

2 The S&P Small Cap 600 Index measures the performance of 600 companies with market capitalization of $300 million to $1.5 billion. An investment cannot be made directly in an index.

3 An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Sentinel Variable Products Small Company Fund

(Continued)

PerformanceNotes (Unaudited)

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions using net asset values. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of such charges, total returns would have been lower. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest.

AverageAnnualTotalReturnAs of December 31, 2007
								Since
								Inception
1	yr	3	yr	5	yr	10	yr	(11/30/00)
8.60%		10.93%		17.15%		–		11.40%

The total annual operating expense ratio as of December 31, 2007 for Sentinel Variable Products Small Company Fund is 0.70% . Expense ratio data is sourced from the annual report dated 12/31/07.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. An investment cannot be made directly in an index.

The S&P Small Cap 600 Index measures the performance of 600 companies with market capitalization of $300 million to $1.5 billion. An investment cannot be made directly in an index.

Small company stocks can be more volatile than large company stocks.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

25

Sentinel Variable Products Small Company Fund

(Continued)

Top Sectors
Sector	Percent of Net Assets
Information Technology	19.4%
Industrials	18.8%
Health Care	15.6%
Financials	11.8%
Consumer Discretionary	10.6%

Top 10 Holdings*
Description	Percent of Net Assets
Ansys, Inc.	2.1%
LKQ Corp.	1.8%
optionsXpress Holdings, Inc.	1.7%
Superior Energy Services	1.7%
Aptargroup, Inc.	1.7%
Investment Technology Group, Inc.	1.7%

Sector	Percent of Net Assets
Energy	7.8%
Materials	5.1%
Consumer Staples	4.8%
Telecommunication Services	0.9%
Utilities	0.7%

Description	Percent of Net Assets
Core Laboratories NV	1.7%
Diodes, Inc.	1.6%
Daktronics, Inc.	1.6%
Micros Systems, Inc.	1.6%
Total of Net Assets	17.2%

*"Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Investment in Securities at December 31, 2007

	Shares	Value
		(Note 2)
Common Stocks 95.5%
Consumer Discretionary	10.6%
Bright Horizons Family
Solutions, Inc. *	18,400	$635,536
Choice Hotels Int'l. Inc	14,600	484,720
Dress Barn, Inc. *	32,000	400,320
Harte-Hanks, Inc.	22,500	389,250
Hibbett Sports, Inc. *	20,400	407,592
Iconix Brand Group, Inc. *	25,200	495,432
LKQ Corp. *	56,000	1,177,120
McCormick & Schmick's
Seafood Restaurants,
Inc. *	26,000	310,180
Men's Wearhouse, Inc.	11,900	321,062
Monarch Casino &
Resort, Inc. *	18,200	438,256
Shuffle Master, Inc. *	13,500	161,865
Sonic Corp. *	27,800	608,820
Tractor Supply Co. *	10,300	370,182
Wolverine World Wide,
Inc.	26,700	654,684
		6,855,019
Consumer Staples 4.8%
Alberto-Culver Co.	800	19,632
Casey's General Stores,
Inc.	15,400	455,994

	Shares	Value
		(Note 2)
Chattem, Inc. *	9,700	$732,738
Church & Dwight Co., Inc.	18,200	984,074
Flowers Foods, Inc.	20,700	484,587
Hain Celestial Group,
Inc. *	13,200	422,400
		3,099,425
Energy 7.8%
Cabot Oil & Gas Corp.	10,200	411,774
Comstock Resources,
Inc. *	24,600	836,400
Core Laboratories NV *	8,600	1,072,592
NATCO Group, Inc. *	1,600	86,640
Oil States Int'l. Inc *	23,900	815,468
Superior Energy
Services *	32,200	1,108,324
Tetra Technologies, Inc. *	47,000	731,790
		5,062,988
Financials 11.8%
Delphi Financial Group,
Inc.	17,700	624,456
Endurance Specialty
Holdings Ltd.	18,500	772,005
First Midwest Bancorp Inc.	20,200	618,120
Glacier Bancorp, Inc.	17,400	326,076
Healthcare Realty Trust,
Inc. * (b)	15,500	393,545

	Shares	Value
		(Note 2)
Investment Technology
Group, Inc. *	22,800	$1,085,052
Lexington Realty
Trust * (b)	30,000	436,200
optionsXpress Holdings,
Inc.	33,100	1,119,442
Portfolio Recovery
Associates, Inc.	21,800	864,806
Selective Insurance Group	37,400	859,826
UCBH Holdings, Inc.	40,500	573,480
		7,673,008
Health Care 15.6%
Abaxis, Inc. *	7,500	268,950
American Medical
Systems Holdings,
Inc. *	58,100	840,126
Arthrocare Corp. *	10,300	494,915
Bio-Rad Laboratories,
Inc. *	8,400	870,408
Gen-Probe, Inc. *	5,100	320,943
HealthExtras, Inc. *	25,800	672,864
Healthways, Inc. *	8,500	496,740
Idexx Laboratories, Inc. *	5,200	304,876
Immucor, Inc. *	18,200	618,618
Integra LifeSciences
Holdings Corp. *	15,200	637,336
inVentiv Health, Inc. *	16,800	520,128

26 The accompanying notes are an integral part of the financial statements.

Sentinel Variable Products Small Company Fund

(Continued)

	Shares	Value
		(Note 2)
Meridian Bioscience, Inc.	26,300	$791,104
Omrix
Biopharmaceuticals,
Inc. *	19,300	670,482
Psychiatric Solutions,
Inc. *	21,100	685,750
Sirona Dental Systems,
Inc.	16,300	545,724
Techne Corp. *	3,200	211,360
Vital Signs, Inc.	8,592	439,223
West Pharmaceutical
Services, Inc.	17,300	702,207
		10,091,754
Industrials 18.8%
American Reprographics
Co. *	35,200	580,096
Clarcor, Inc.	20,600	782,182
Consolidated Graphics,
Inc. *	12,600	602,532
CRA Int'l. Inc *	17,900	852,219
Curtiss-Wright Corp.	12,800	642,560
Dynamic Materials Corp.	5,500	323,950
ESCO Technologies,
Inc. *	18,800	750,872
Forward Air Corp.	23,600	735,612
Healthcare Services
Group	15,500	328,290
Heartland Express, Inc.	56,400	799,752
Heico Corp.	2,510	106,926
IDEX Corp.	27,900	1,008,027
Interline Brands, Inc. *	21,500	471,065
Kaydon Corp.	13,300	725,382
Moog, Inc. *	18,700	856,647
NCI Building Systems,
Inc. *	13,900	400,181
Toro Co.	11,400	620,616
Wabtec Corp.	21,300	733,572
Waste Connections, Inc. *	27,900	862,110
		12,182,591
Information Technology	19.4%
ACI Worldwide, Inc. *	26,600	506,464
Ansoft Corp. *	19,800	511,830
Ansys, Inc. *	33,100	1,372,326
Blackbaud, Inc.	15,300	429,012
Cognex Corp.	21,400	431,210
Daktronics, Inc.	46,500	1,049,505
Diodes, Inc. *	35,300	1,061,471
Factset Research
Systems, Inc.	4,500	250,650
Formfactor, Inc. *	27,100	897,010

	Shares		Value
			(Note 2)
Micros Systems, Inc. *	14,700		$1,031,352
Nice Systems Ltd. ADR *	27,900		957,528
Polycom, Inc. *	20,500		569,490
Power Integrations, Inc. *	22,500		774,675
Progress Software Corp. *	20,400		687,072
Quality Systems, Inc.	25,000		762,250
Rofin-Sinar Technologies,
Inc. *	16,900		813,059
Supertex, Inc. *	16,000		500,640
			12,605,544
Materials 5.1%
Aptargroup, Inc.	26,700		1,092,297
Carpenter Technology
Corp.	11,000		826,870
RTI Int'l. Metals, Inc. *	12,000		827,160
Silgan Holdings, Inc.	11,100		576,534
			3,322,861
Telecommunication Services	0.9%
NeuStar, Inc. *	20,500		587,940
Utilities 0.7%
Atmos Energy Corp.	15,900		445,836
Total Common Stocks
(Cost $53,573,453)			61,926,966
	Principal
	Amount
(M=$	1,000)
Corporate Short-Term Notes 5.9%
General Electric
4%, 01/02/08	2,400	M	2,399,733
Prudential Funding
4.1%, 01/07/08	1,400	M	1,399,044
Total Corporate
Short-Term Notes
(Cost $3,798,777)			3,798,777
Total Investments 101.4%
(Cost $57,372,230)†
			65,725,743
Excess of Liabilities
Over Other
Assets (1.4)%			(894,155)
Net Assets 100.0%	$64,831,588

* Non-income producing

  Cost for federal income tax purposes is $57,377,282. At December 31, 2007 unrealized appreciation for federal income tax purposes aggregated $8,348,461 of which $12,225,590 related to appreciated securities and $3,877,129 related to depreciated securities.

(b) Real Estate Investment Trusts

ADR - American Depository Receipt

Statement of Assets and Liabilities

at December 31, 2007

	SVP	SVP	SVP
	Balanced	Bond	Common Stock
	Fund	Fund	Fund
Assets
Investments at value	$19,951,104	$27,211,386	$106,742,682
Cash	424,291	908,877	396,327
Receivable for securities sold	7,411	–	–
Receivable for fund shares sold	4,451	186,137	735,261
Receivable for dividends and interest	48,068	188,417	136,798
Total Assets	20,435,325	28,494,817	108,011,068

Liabilities
Payable for securities purchased	14,953	808,867	1,165,602
Payable for fund shares repurchased	18,360	29,262	64,532
Income dividend payable	–	–	–
Accrued expenses	12,568	16,786	54,906
Management fee payable	9,484	9,031	31,603
Fund service fee payable	1,724	2,258	8,835
Total Liabilities	57,089	866,204	1,325,478
Net Assets Applicable to Outstanding Shares	$20,378,236	$27,628,613	$106,685,590
Shares Outstanding	1,629,718	2,765,194	7,450,703
Net Asset Value and Maximum
Offering Price Per Share	$12.50	$9.99	$14.32

Net Assets Represent
Shares of beneficial interest at par value	$1,630	$2,765	$7,451
Paid-in capital	$16,137,916	$27,710,323	$81,681,372
Accumulated undistributed net investment income (loss)	36,615	27,142	–
Accumulated undistributed net realized gain (loss)
on investments	152,860	(520,455)	167,255
Unrealized appreciation (depreciation) of investments	4,049,215	408,838	24,829,512
Net Assets	$20,378,236	$27,628,613	$106,685,590
Investments at Cost	$15,901,889	$26,802,548	$81,913,170

28 The accompanying notes are an integral part of the financial statements. Amounts designated as “-“ are either $0 or have been rounded to $0.

Statement of Assets and Liabilities

(Continued)

	SVP	SVP	SVP
	Mid Cap Growth	Money Market	Small Company
	Fund	Fund	Fund
Assets
Investments at value	$25,793,049	$18,741,872	$65,725,743
Cash	1,022,348	77	246,541
Receivable for securities sold	51,986	–	29,706
Receivable for fund shares sold	21,307	87,177	173,703
Receivable for dividends and interest	19,971	1,433	90,530
Total Assets	26,908,661	18,830,559	66,266,223

Liabilities
Payable for securities purchased	–	–	1,288,466
Payable for fund shares repurchased	43,875	1,009,429	79,540
Income dividend payable	–	58,177	–
Accrued expenses	22,860	11,958	39,540
Management fee payable	10,794	3,925	21,591
Fund service fee payable	2,274	1,571	5,498
Total Liabilities	79,803	1,085,060	1,434,635
Net Assets Applicable to Outstanding Shares	$26,828,858	$17,745,499	$64,831,588
Shares Outstanding	2,159,933	17,745,499	4,638,021
Net Asset Value and Maximum
Offering Price Per Share	$12.42	$1.00	$13.98

Net Assets Represent
Shares of beneficial interest at par value	$2,160	$17,745	$4,638
Paid-in capital	20,706,270	17,727,754	55,143,649
Accumulated undistributed net investment income (loss)	–	74	44,592
Accumulated undistributed net realized gain (loss)
on investments	(955,299)	(74)	1,285,196
Unrealized appreciation (depreciation) of investments	7,075,727	–	8,353,513
Net Assets	$26,828,858	$17,745,499	$64,831,588
Investments at Cost	$18,717,322	$18,741,872	$57,372,230

Statement of Operations For the year ended December 31, 2007

	SVP	SVP	SVP
	Balanced	Bond	Common Stock
	Fund	Fund	Fund
Investment
Income:
Dividends	$266,099	$ –	$1,556,006
Interest	384,770	1,246,720	175,704
Securities lending	6,054	9,664	12,327
Total Income	656,923	1,256,384	1,744,037

Expenses:
Management advisory fee	118,091	92,198	321,387
Transfer agent fees	8,333	8,833	9,333
Custodian fees	4,379	5,324	7,812
Accounting and administration services	21,527	23,122	87,387
Auditing fees	16,500	16,000	50,000
Legal fees	15,000	15,000	56,500
Printing fees	3,000	4,500	16,296
Trustees' and Chief Compliance
Officer's fees and expenses	2,500	2,500	9,000
Other	6,234	8,164	20,701
Total Expenses	195,564	175,641	578,416
Expense Offset	(4,279)	(4,574)	(7,663)
Net Expenses	191,285	171,067	570,753
Net Investment Income (Loss)	465,638	1,085,317	1,173,284

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on sales of investments	1,163,974	(8,347)	2,532,382
Net change in unrealized appreciation (depreciation)	121,852	546,857	4,219,614
Net Realized and Unrealized Gain (Loss)
on Investments	1,285,826	538,510	6,751,996
Net Increase in Net Assets from Operations	$1,751,464	$1,623,827	$7,925,280

30 The accompanying notes are an integral part of the financial statements. Amounts designated as “-“ are either $0 or have been rounded to $0.

Statement of Operations

(Continued)

	SVP	SVP	SVP
	Mid Cap Growth	Money Market	Small Company
	Fund	Fund	Fund
Investment
Income:
Dividends	$156,785	$30,953	$533,940
Interest	5,197	1,120,163	179,932
Securities lending	8,926	–	36,972
Total Income	170,908	1,151,116	750,844

Expenses:
Management advisory fee	122,662	55,252	249,659
Transfer agent fees	8,083	8,334	8,833
Custodian fees	8,620	7,349	16,020
Accounting and administration services	25,734	22,150	63,398
Auditing fees	18,000	13,500	33,000
Legal fees	18,000	15,500	42,000
Printing fees	4,750	4,000	12,000
Trustees' and Chief Compliance
Officer's fees and expenses	2,750	2,400	7,000
Other	5,771	5,459	13,359
Total Expenses	214,370	133,944	445,269
Expense Offset	(8,620)	(2,749)	(16,020)
Net Expenses	205,750	131,195	429,249
Net Investment Income (Loss)	(34,842)	1,019,921	321,595

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on sales of investments	1,932,953	–	6,816,229
Net change in unrealized appreciation (depreciation)	3,154,280	–	(2,013,290)
Net Realized and Unrealized Gain (Loss)
on Investments	5,087,233	–	4,802,939
Net Increase in Net Assets from Operations	$5,052,391	$1,019,921	$5,124,534

Statement of Changes in Net Assets

		SVP		SVP			SVP
	Balanced			Bond		Common Stock
		Fund		Fund			Fund
	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	12/31/07	12/31/06	12/31/07		12/31/06	12/31/07	12/31/06
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$465,638	$510,932	$1,085,317	$1,101,689		$1,173,284	$1,097,850
Net realized gain (loss) on sales
of investments	1,163,974	472,244	(8,347)		(195,167)	2,532,382	1,340,691
Net change in unrealized appreciation
(depreciation)	121,852	1,371,762	546,857		(78,894)	4,219,614	8,597,305
Net increase (decrease) in net assets from
operations	1,751,464	2,354,938	1,623,827		827,628	7,925,280	11,035,846

Distributions to Shareholders
From net investment income	(465,500)	(512,148)	(1,083,389)		(1,100,069)	(1,167,372)	(1,099,328)
From net realized gain on investments	(1,151,736)	(223,244)	–		–	(1,975,580)	–
Total distributions to shareholders	(1,617,236)	(735,392)	(1,083,389)		(1,100,069)	(3,142,952)	(1,099,328)

From Share Transactions
Net proceeds from sales of shares	3,577,421	2,377,987	9,100,973		4,585,315	35,745,330	16,537,892
Net asset value of shares in reinvestment
of dividends and distributions	1,617,236	735,392	1,083,389		1,100,069	3,142,952	1,099,328
	5,194,657	3,113,379	10,184,362		5,685,384	38,888,282	17,637,220
Less: Payments for shares reacquired	(6,221,118)	(5,040,541)	(6,304,218)		(5,830,618)	(16,330,504)	(15,947,983)
Increase (decrease) in net assets from
capital share transactions	(1,026,461)	(1,927,162)	3,880,144		(145,234)	22,557,778	1,689,237
Total Increase (Decrease) in Net Assets
for period	(892,233)	(307,616)	4,420,582		(417,675)	27,340,106	11,625,755
Net Assets: Beginning of period	21,270,469	21,578,085	23,208,031		23,625,706	79,345,484	67,719,729
Net Assets: End of period	$20,378,236	$21,270,469	$27,628,613	$23,208,031		$106,685,590	$79,345,484
Undistributed Net Investment
Income (Loss) at End of Period	$36,615	$855	$27,142	$18,971		$ –)	$1,718

32 The accompanying notes are an integral part of the financial statements. Amounts designated as “-“ are either $0 or have been rounded to $0.

Statement of Changes in Net Assets

(Continued)

		SVP			SVP		SVP
	Mid Cap Growth			Money Market		Small Company
		Fund			Fund		Fund
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/07		12/31/06	12/31/07	12/31/06	12/31/07	12/31/06
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$(34,842)	$(8,693)		$1,019,921	$1,218,882	$321,595	$127,085
Net realized gain (loss) on sales
of investments	1,932,953		921,594	–	–	6,816,229	6,661,074
Net change in unrealized appreciation
(depreciation)	3,154,280		461,157	–	–	(2,013,290)	1,739,410
Net increase (decrease) in net assets from
operations	5,052,391		1,374,058	1,019,921	1,218,882	5,124,534	8,527,569

Distributions to Shareholders
From net investment income	–		–	(1,019,921)	(1,218,882)	(386,576)	(118,925)
From net realized gain on investments	–		–	–	–	(6,216,556)	(6,868,477)
Total distributions to shareholders	–		–	(1,019,921)	(1,218,882)	(6,603,132)	(6,987,402)

From Share Transactions
Net proceeds from sales of shares	3,270,412		3,147,775	20,001,465	17,096,069	11,775,922	10,733,965
Net asset value of shares in reinvestment
of dividends and distributions	–		–	1,019,921	1,218,882	6,603,132	6,987,402
	3,270,412		3,147,775	21,021,386	18,314,951	18,379,054	17,721,367
Less: Payments for shares reacquired	(5,988,422)		(5,665,116)	(28,419,441)	(20,360,722)	(12,190,589)	(12,970,319)
Increase (decrease) in net assets from
capital share transactions	(2,718,010)		(2,517,341)	(7,398,055)	(2,045,771)	6,188,465	4,751,048
Total Increase (Decrease) in Net Assets
for period	2,334,381		(1,143,283)	(7,398,055)	(2,045,771)	4,709,867	6,291,215
Net Assets: Beginning of period	24,494,477		25,637,760	25,143,554	27,189,325	60,121,721	53,830,506
Net Assets: End of period	$26,828,858	$24,494,477		$17,745,499	$25,143,554	$64,831,588	$60,121,721
Undistributed Net Investment

Income (Loss) at End of Period	$ –	$ –		$74	$113	$44,592	$8,160

Financial Highlights

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.

				Income from Investment Operations			Less Distributions
			Net asset		Net gains or losses
			value,	Net	on securities (both	Total from	Dividends (from Distributions
	Fiscal year (period		beginning of	investment	realized and	investment	net investment	(from realized	Total	Net asset value,
Fund	ended)		period	income (loss)^	unrealized)^	operations	income)	gains)	distributions	end of period
Balanced
	12/31/03	(A)	$10.00	$0.08	$1.43	$1.51	$0.09	$0.16	$0.25	11.26
	12/31/04		11.26	0.20	0.64	0.84	0.25	0.40	0.65	11.45
	12/31/05		11.45	0.26	0.39	0.65	0.27	0.20	0.47	11.63
	12/31/06		11.63	0.29	1.05	1.34	0.31	0.14	0.45	12.52
	12/31/07		12.52	0.29	0.77	1.06	0.31	0.77	1.08	12.50
Bond
	12/31/03	(A)	10.00	0.18	0.36	0.54	0.19	0.10	0.29	10.25
	12/31/04		10.25	0.46	0.03	0.49	0.48	0.15	0.63	10.11
	12/31/05		10.11	0.43	(0.25)	0.18	0.45	–	0.45	9.84
	12/31/06		9.84	0.48	(0.12)	0.36	0.48	–	0.48	9.72
	12/31/07		9.72	0.47	0.21	0.68	0.41	–	0.41	9.99
Common Stock
	12/31/03		7.75	0.08	2.36	2.44	0.08	–	0.08	10.11
	12/31/04		10.11	0.11	0.87	0.98	0.11	–	0.11	10.98
	12/31/05		10.98	0.13	0.71	0.84	0.13	–	0.13	11.69
	12/31/06		11.69	0.19	1.70	1.89	0.19	–	0.19	13.39
	12/31/07		13.39	0.19	1.18	1.37	0.16	0.28	0.44	14.32
Mid Cap Growth
	12/31/03		5.83	(0.04)	2.48	2.44	–	–	–	8.27
	12/31/04		8.27	(0.04)	1.06	1.02	–	–	–	9.29
	12/31/05		9.29	(0.01)	0.36	0.35	–	–	–	9.64
	12/31/06		9.64	(0.01)	0.55	0.54	–	–	–	10.18
	12/31/07		10.18	(0.02)	2.26	2.24	–	–	–	12.42
Money Market
	12/31/03		1.00	0.0075	–	0.0075	0.0075	–	0.0075	1.00
	12/31/04		1.00	0.0095	–	0.0095	0.0095	–	0.0095	1.00
	12/31/05		1.00	0.0280	–	0.0280	0.0280	–	0.0280	1.00
	12/31/06		1.00	0.0460	–	0.0460	0.0460	–	0.0460	1.00
	12/31/07		1.00	0.0457	–	0.0457	0.0457	–	0.0457	1.00
Small Company
	12/31/03		9.66	0.01	3.80	3.81	0.01	0.01	0.02	13.45
	12/31/04		13.45	0.01	2.13	2.14	0.01	1.33	1.34	14.25
	12/31/05		14.25	0.01	1.16	1.17	0.01	1.47	1.48	13.94
	12/31/06		13.94	0.03	2.24	2.27	0.03	1.85	1.88	14.33
	12/31/07		14.33	0.08	1.16	1.24	0.09	1.50	1.59	13.98

3- The accompanying notes are an integral part of the financial statements. Amounts designated as “-“ are either zero or represent less than $0.005 or $(0.005) .

										Financial Highlights
											(Continued)

					Ratios/Supplemental Data

					Ratio of expenses to		Ratio of expenses to			Ratio of net investment income
		Net assets at	Ratio of expenses to		average net assets		average net assets before		Ratio of net income	(loss) to average net assets
Total return		end of period	average net assets		before custodian fee		contractual expense		(loss) to average	before contractual expense	Portfolio
(%)*		(000 omitted)	(%)		credits (%)**		reimbursements (%)***		net assets (%)	reimbursements (%)***	turnover rate (%)

15.07	++	17,724	0.82	+	0.84	+	1.04	+	1.95 +	1.75 +	85	++
7.44		20,888	0.78		0.81		0.88		1.79	1.72	230
5.65		21,578	0.79		0.83		0.88		2.21	2.16	189
11.49		21,270	0.79		0.81		0.81		2.35	2.35	181
8.44		20,378	0.89		0.91		0.91		2.17	2.17	91

5.38	++	22,380	0.67	+	0.69	+	0.73	+	4.07 +	4.03 +	162	++
4.75		23,225	0.67		0.69		0.71		4.31	4.29	383
1.81		23,626	0.67		0.69		0.71		4.24	4.22	386
3.70		23,208	0.66		0.68		0.68		4.70	4.70	399
7.05		27,629	0.74		0.76		0.76		4.71	4.71	306

31.43		47,411	0.66		0.68		0.75		0.95	0.88	77
9.65		59,723	0.65		0.67		0.67		1.11	1.11	51
7.64		67,720	0.65		0.67		0.67		1.17	1.17	22
16.14		79,345	0.60		0.61		0.61		1.50	1.50	16
10.21		106,686	0.66		0.66		0.66		1.35	1.35	14

41.85		25,046	0.82		0.84		0.89		(0.52)	(0.57)	120
12.33		28,070	0.79		0.80		0.80		(0.45)	(0.45)	109
3.77		25,638	0.79		0.81		0.81		(0.13)	(0.13)	163
5.60		24,494	0.74		0.77		0.77		(0.03)	(0.03)	82
22.00		26,829	0.80		0.84		0.84		(0.14)	(0.14)	88

0.75		29,289	0.40		0.40		0.53		0.75	0.62	–
0.96		28,689	0.40		0.40		0.54		0.95	0.82	–
2.84		27,189	0.40		0.40		0.56		2.80	2.64	–
4.70		25,144	0.40		0.41		0.51		4.62	4.52	–
4.70		17,745	0.59		0.61		0.61		4.61	4.61	–

39.44		38,962	0.74		0.76		0.81		0.14	0.08	55
15.91		53,641	0.70		0.72		0.72		0.10	0.10	52
9.21		53,831	0.70		0.72		0.72		0.08	0.08	70
16.17		60,122	0.62		0.65		0.65		0.22	0.22	53
8.60		64,832	0.68		0.70		0.70		0.51	0.51	52

^ Calculated based upon average shares outstanding.
(A) Commenced operations August 1, 2003.

* Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and a redemption on the last day of the period. Total return does not include any fees, charges or expenses imposed by your insurance company, the issuer of variable annuity and life insurance contracts for which the funds serve as underlying investment vehicles. Total returns would have been lower in applicable years where the Funds’ investment advisor had not waived a portion of its fee.

**	The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian.
***	Expense reductions are comprised of the contractual expense reimbursements as described in Note (3).

++ Not annualized.
+ Annualized.	35

Notes to Financial Statements

(1) Organization:

The Sentinel Variable Products Trust (the “Trust”) is an open end investment company, registered under the Investment Company Act of 1940 as amended, which continuously offers its shares to separate accounts of insurance companies to serve as investment vehicles for variable life insurance policies and annuity contracts. The Trust consists of six separate and distinct funds: Balanced, Bond, Common Stock, Mid Cap Growth, Money Market and Small Company, all of which are diversified. The six funds of the Trust are referred to hereinafter collectively as the “Funds”, and individually as a “Fund.”

(2) Significant Accounting Policies:

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

A.Security Valuation:Equity securities that are traded on a national securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price or official closing price on the principal exchange on which they are traded on the date of determination as of the close of business of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, each day that the NYSE is open for business. Securities for which no sale was reported on the valuation date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed-income securities are valued on the basis of valuations provided by an independent pricing service. The mean of the current bid and ask prices is generally used for valuation purposes. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, will be fair valued under procedures adopted by the Funds’ board. The board has delegated this responsibility to a pricing committee, subject to its review and supervision. Short-term securities maturing in 60 days or less are valued at cost plus accrued interest earned, which approximates market value. Money market securities are valued at amortized cost, which approximates market value, in accordance with the terms of a rule adopted by the Securities and Exchange Commission. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Statement No. 157 – Fair Value Measurements, that defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. The Statement applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements. The Statement applies broadly to securities and other types of assets and liabilities. FASB 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Fund management has elected to adopt FASB 157 beginning with the fiscal year ended December 31, 2008. Adoption of this rule would have no significant impact on the Fund’s financial statements for this period.

B.Securities Transactions and InvestmentIncome:

Securities transactions are accounted for on the next business day following trade date (trade date plus one). Under certain circumstances, exceptions are made so that purchases and sales are accounted for on trade date. These exceptions include:

(1)	when trades occur on a day that happens to coincide with the last day of a calendar month; or
(2)	on occasion, if Sentinel Administrative Services, Inc. (“SASI”), the Funds’ administrator, believes significant price movements are deemed large enough to impact the calculation of the net asset value per share.

Interest income is recorded on the accrual basis, which includes the amortization of bond premiums on fixed-income securities. Dividend income is recorded on the ex-dividend date when verified by two independent sources and adjusted daily for foreign tax withholding, reclaims and currency fluctuations, when applicable. The cost of securities sold is determined, and realized gains and losses are computed, using the identified cost method. Market discount and original issue discount are accreted to income.

C.Dividends and Distributions:Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to the reclassification of net investment losses to net short-term capital gains or paid-in-capital, current year paydowns and dividends paid. Reclassifications were made to reflect these differences as of December 31, 2007.

		Accumulated
	Accumulated	undistributed
	undistributed	net realized
	net investment	gain (loss) on
SVP Fund	income (loss)	investments	Paid-in capital
Balanced	$35,622	$(35,622)	$ –
Bond	6,243	(6,243)	–
Common Stock	(7,630)	7,630	–
Mid Cap Growth	34,842	4,599	(39,441)
Money Market	(39)	39	–
Small Company	101,413	(101,413)	–

D.Repurchase Agreements:Each Fund, to a limited extent, may enter into repurchase agreements as a means of making short-term investments, of seven days or less, and in aggregate amounts of not more than 25% of the net assets of a Fund. Each Fund, through its custodian, takes possession of the securities collateralizing repurchase agreements. All repurchase agreements used by the Funds will provide that the value of the collateral underlying the repurchase agreement always be at least equal to 102% of the repurchase price. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. There were no repurchase agreements outstanding at December 31, 2007.

E.Other: Direct expenses of a Fund are charged to that Fund while common expenses of the Trust are allocated proportionately based upon the Funds’ respective average net assets or number of shareholder accounts. Earnings credits are received from State Street Bank (“SSB”), the custodian bank, on cash balances and are reflected in the statement of operations as an expense offset.

F.Federal Income Taxes: No provision is made for Federal taxes as it is each Fund’s intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from any Federal excise tax or income tax liability. In June 2006, FASB issued Interpretation No. 48 – Accounting for Uncertainty in Income Taxes, that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal years beginning after December 15, 2006. At implementation, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Fund management has implemented a set of procedures to identify those tax positions which would require adjustments to financial statements and no adjustments were required for the fiscal period ended December 31, 2007.

G.Options:When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written by a Fund is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option written by a Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

There were no transactions in options during the period ended December 31, 2007.

Notes to Financial Statements

(Continued)

H.Dollar Rolls: The SVP Balanced and SVP Bond Fund may enter into dollar rolls in which the Funds sell securities for delivery in the current month, and simultaneously contract to repurchase similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Funds forego principal and interest paid on the securities. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. Realized gains and losses on sales, if applicable, are recorded on trade date plus one or trade date.

I.Securities Lending:Under an agreement with SSB, the Funds may lend their securities, up to 50% of each Fund’s portfolio before taking into account the securities loan, to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash in an amount equivalent to 102% (domestic) or 105% (foreign) of the market value of the loaned securities. Any adjustments in collateral required to maintain those levels due to market value fluctuations are made the next business day. The cash collateral is invested in a registered money market fund advised by State Street Global Advisors, a subsidiary of SSB. A portion of the income generated by the investment of the collateral, net of any rebates paid by SSB to the borrowers, is remitted to SSB as lending agent, and the remainder is retained by the Fund. The Fund receives from the borrower all accrued dividend and interest amounts while the securities are out on loan. The Fund retains certain ownership rights as to the loaned securities when retaining such rights is considered to be in the Fund’s best interest. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of the collateral. The income earned by each Fund from securities lending is included in its Statement of Operations. At December 31, 2007, none of the Funds had securities on loan because Sentinel Asset Management, Inc. (“SAMI”) elected to temporarily suspend participation in the program.

(3)Management Advisory Fees and Related Party Transactions

Pursuant to Investment Advisory Agreements, SAMI, a subsidiary of NLV Financial Corporation, manages each Fund’s investments and business operations under the overall supervision of the Trust’s Board of Trustees. SAMI is affiliated with National Life Insurance Company, which issues variable insurance and annuity products through which the Trust is offered, because National Life Insurance Company is also a subsidiary of NLV Financial Corporation. SAMI has the responsibility for making all investment decisions for the Funds. As compensation for services rendered under its advisory agreement, each Fund pays to SAMI a monthly fee determined as follows:

a)	With respect to SVP Balanced Fund. 0.55% per annum on the average daily net assets of the Fund.
b)	With respect to SVP Bond Fund. 0.40% per annum on the average daily net assets of the Fund.

Notes to Financial Statements

(Continued)

c)	With respect to the SVP Common Stock, SVP Mid Cap Growth and SVP Small Company Funds: 0.50% per annum on the first $20 million of average daily net assets of each Fund; 0.40% per annum on the next $20 million of such assets of each Fund; and 0.30% per annum on such assets of each Fund in excess of $40 million.
d)	With respect to the SVP Money Market Fund: 0.25% per annum on the average daily net assets of the Fund.

SAMI had voluntarily agreed for a period of at least until December 31, 2006 to waive the Funds’ advisory fees or reimburse other expenses as necessary to limit these Funds’ overall expense ratios, after expense offsets, to the amounts shown below:

  SVP Balanced Fund 0.79%
  SVP Bond Fund 0.67%
  SVP Common Stock Fund 0.66%
  SVP Mid Cap Growth Fund 0.82%
  SVP Money Market Fund 0.40%
  SVP Small Company Fund 0.74%

These arrangements terminated on December 31, 2006. Sentinel Financial Services Company (“SFSC”), a subsidiary of SAMI, acts as the principal underwriter of shares of the Funds. SFSC receives no compensation from the Trust for acting as principal underwriter.

Independent trustees of the Trust receive a meeting fee of $1,500 for each meeting attended. This compensation totaled $6,000 each for Mr. McMeekin and Mr. Ricker for the period ended December 31, 2007. As a newly elected trustee on May 24, 2007, Ms. Pope attended her first meeting on August 17, 2007 and her compensation for the period ended December 31, 2007 totaled $3,000.

The Funds’ Chief Compliance Officer also serves as Chief Compliance Officer of Sentinel Group Funds, Inc., a series investment company also advised by SAMI, SAMI itself, and the separate accounts of National Life Insurance Company which fund its variable life insurance and annuity products. Pursuant to an agreement Amended and Restated November 26, 2007, the Funds and Sentinel Group Funds, Inc. pay 50% of the costs incurred by these Chief Compliance Officer functions, including the salary and benefits of the Funds’ Chief Compliance Officer and his administrative assistant, and the other costs incurred by the Chief Compliance Officer. The Funds and Sentinel Group Funds, Inc. allocate their 50% share of these costs in proportion to net assets. Out-of-pocket costs which can be specifically allocated to a particular entity are so allocated.

Pursuant to the Fund Services Agreement with SASI, a subsidiary of SAMI, the Trust receives certain transfer agency, fund accounting and administration services. For these services, the Fund Services Agreement provides for the Trust to pay to SASI a fixed fee totaling $20,000 per year for transfer agency services and a fee of 0.10% of average daily net assets of the Funds for fund accounting and financial administration services. For the period ended December 31, 2007 this fee totaled $263,318.

(4)Investment Transactions:

Purchases and sales (excluding short-term obligations) for the period ended December 31, 2007 were as follows:

	Purchases		Sales
	of other	Purchases	of other
	than U.S.	of U.S.	than U.S.	Sales of U.S.
	Government	Government	Government	Government
	direct and	direct and	direct and	direct and
	agency	agency	agency	agency
SVP Fund	obligations	obligations	obligations	obligations

Balanced	$2,486,739	$16,502,529	$4,596,209	$16,759,635

Bond	501,365	72,351,237	1,640,992	67,553,393

Common Stock	28,462,852	–	11,552,381	–

Mid Cap Growth	22,283,578	–	25,717,587	–

Small Company	31,083,736	–	30,913,943	–

(The Sentinel Variable Products Money Market Fund invests only in short-term obligations.)

At December 31, 2007, the Trust had tax basis capital losses which may be used to offset future capital gains as follows:

Capital Loss Carryforward
SVP Fund		Expiring on 12/31
Bond	$130,549	2013
	375,316	2014
	14,590	2015
Total	$520,455
Mid Cap Growth	$627,941	2010
Money Market	$74	2011

During the year ended December 31, 2007, the Funds utilized capital losses as follows:

Capital losses
SVP Fund	Utilized
Common Stock	$355,388
Mid Cap Growth	2,250,718
Money Market	39

It is unlikely that a capital gains distribution will be paid until net gains have been realized in excess of such capital loss carry forwards or the carry forwards expire.

(5) Shares of Beneficial Interest Transactions:

There are an unlimited number of authorized shares for each Fund in the Trust. Each share has a par value of $0.001. Transactions in shares for the fiscal period ended December 31, 2007 and fiscal year ended December 31, 2006 were as follows:

		Shares
		issued in		Net
		reinvestment		increase
		of dividends		(decrease)
	Shares	and	Shares	in shares
SVP Fund	sold	distributions reacquired		outstanding
Year Ended December 31, 2007
Balanced	271,019	129,275	468,865	(68,571)
Bond	900,137	109,323	632,775	376,685
Common
Stock	2,449,906	218,412	1,142,309	1,526,009
Mid Cap
Growth	279,217	–	526,093	(246,876)
Money
Market	20,001,465	1,019,921	28,419,441	(7,398,055)
Small
Company	765,011	470,644	794,293	441,362
Year Ended December 31, 2006
Balanced	196,589	58,457	412,240	(157,194)
Bond	462,833	113,176	587,598	(11,589)
Common
Stock	1,332,177	81,613	1,280,338	133,452
Mid Cap
Growth	317,936	–	571,358	(253,422)
Money
Market	17,096,069	1,112,882	20,360,722	(2,045,771)
Small
Company	711,544	483,557	860,422	334,679

(6) Distributions to Shareholders

The tax character of distributions paid during the year ended December 31, 2007 were as follows:

	Ordinary	Long-Term	Return of
SVP Fund	Income	Capital Gain	Capital	Total
Balanced	$465,500	$1,151,736	$ -	$1,617,236
Bond	1,083,389	-	-	1,083,389
Common
Stock	1,164,924	1,978,028	-	3,142,952
Mid Cap
Growth	-	-	-	-
Money
Market	1,019,921	-	-	1,019,921
Small
Company	1,847,625	4,755,507	-	6,603,132

Notes to Financial Statements

(Continued)

The tax character of distributions paid during the year ended December 31, 2006 were as follows:

	Ordinary	Long-Term	Return of
SVP Fund	Income	Capital Gain	Capital	Total
Balanced	$512,148	$223,244	$ -	$735,392
Bond	1,100,069	-	-	1,100,069
Common	1,099,328	-	-	1,099,328
Mid Cap	-	-	-	-
Money
Market	1,218,882	-	-	1,218,882
Small
Company	1,320,635	5,666,777	-	6,987,402

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

		Currently
		Distributable
	Currently	Long-Term
	Distributable	Capital Gain or	Unrealized
	Ordinary	Capital Loss	Appreciation/
SVP Fund	Income	Carryover	Depreciation

Balanced	$36,615	$162,148	$4,039,927

Bond	27,142	(520,455)	408,838

Common
Stock	-	215,775	24,780,992

Mid Cap
Growth	-	(627,941)	7,075,727

Money
Market	74	(74)	-

Small
Company	94,192	1,202,726	8,348,461

(7) Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Report of Independent Registered Public Accounting Firm

To the Policy holders and Board of Trustees of Sentinel Variable Products

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sentinel Variable Products Balanced Fund, Sentinel Variable Products Bond Fund, Sentinel Variable Products Common Stock Fund, Sentinel Variable Products Mid Cap Growth Fund, Sentinel Variable Products Money Market Fund and Sentinel Variable Products Small Company Fund, each a series of the Sentinel Variable Products Trust (the “Funds”) at December 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP New York, New York February 15, 2008

Actual and Hypothetical Expenses for Comparison Purposes

(Unaudited)

Example

When you allocate to one or more of the Sentinel Variable Products Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of allocating to the Funds and to compare these costs with the ongoing costs of allocating to other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 07/01/07 through 12/31/07.

Actual Expenses

The first line of each fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled Expenses Paid from 07/01/07 through 12/31/07 to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of the share class and an assumed rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of allocating to a specific Sentinel Variable Products Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below do not include fees and expenses charged or incurred by the separate accounts of insurance companies which purchase shares of the Funds to serve as investment vehicles under variable life insurance policies or variable annuity contracts issued by them. If such expenses were included, the overall expenses shown in the table below would be higher and the ending account values would be lower.

			Beginning			Expenses Paid
	Total Return	Total Return	Account Value	Ending Account	Annualized	from 07/01/07
SVP Fund	Description	Percentage	07/01/07	Value 12/31/07	Expense Ratio	through 12/31/07*

Balanced	Actual	2.46%	$1,000.00	$1,024.61	0.89%	$4.54

	Hypothetical
	(5% per year
	before expenses)	2.07%	$1,000.00	$1,020.72	0.89%	$4.53

Bond	Actual	5.96%	$1,000.00	$1,059.61	0.74%	$3.84

	Hypothetical
	(5% per year
	before expenses)	2.15%	$1,000.00	$1,021.48	0.74%	$3.77

Common Stock	Actual	1.84%	$1,000.00	$1,018.41	0.66%	$3.36

	Hypothetical
	(5% per year
	before expenses)	2.19%	$1,000.00	$1,021.88	0.66%	$3.36

Mid Cap Growth	Actual	6.98%	$1,000.00	$1,069.77	0.80%	$4.17

	Hypothetical
	(5% per year
	before expenses)	2.12%	$1,000.00	$1,021.17	0.80%	$4.08

Money Market	Actual	2.19%	$1,000.00	$1,021.88	0.59%	$3.01

	Hypothetical
	(5% per year
	before expenses)	2.22%	$1,000.00	$1,022.23	0.59%	$3.01

Small Company	Actual	-0.11%	$1,000.00	$998.90	0.68%	$3.43

	Hypothetical
	(5% per year
	before expenses)	2.18%	$1,000.00	$1,021.78	0.68%	$3.47

*ExpensesareequaltotheannualizedexpenseratiofortheFund,multipliedbytheaverageaccountvalueovertheperiod,multipliedbythenumberofdaysinthe mostrecentfiscalhalfyear(184)/365(or366).

Information and Services for Shareholders

Federal Tax Status of Dividends and Distributions

Certain tax information for the Sentinel Variable Products Funds is required to be provided to policyholders based upon the Funds’ income and distributions for the taxable year ended December 31, 2007.

The following table represents the percentage of ordinary income distributions eligible for the dividends received deduction and the percentage of its ordinary income distributions treated as qualified dividend income along with the dollar amount of long-term capital gains distributed by the Funds.

	Dividends	Qualified	Long-Term
	Received	Dividend	Capital Gain
SVP Fund	Deduction	Income	Distribution
Balanced	57.15%	57.00%	$1,151,736
Common Stock	100.00%	100.00%	1,975,580
Small Company	27.85%	27.12%	4,755,507

Portfolio Proxy Voting Guidelines and Voting Record

Sentinel Variable Products Funds portfolio proxy voting guidelines, and information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th, are available without charge online at www.nationallife.com under the Performance and Prospectus table, and at www.sec.gov, or by calling (800) 537-7003.

Availability of Quarterly Schedule of Investments

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 for more information.)

Board Approval of Investment Advisory Agreements

The Trust has entered into two investment advisory agreements with the Sentinel Asset Management, Inc. (“Advisor”): one on behalf of the Common Stock, Mid Cap Growth, Small Company, and Money Market Funds, and another on behalf of the Balanced and Bond Funds. The Funds’ Board of Trustees consists of three independent Trustees and a fourth Trustee who is affiliated with the Advisor and related companies. Every year, the Board separately considers, on behalf of the shareholders of each Fund, the approval of the Fund’s applicable advisory agreement. At a meeting held on November 16, 2007, the Board, including the independent Trustees, approved the continuation of the advisory agreements. The Board’s approval was based on its consideration, at meetings on that date and throughout the preceding year, of the services provided to each Fund by the Advisor under the advisory agreements, as well as other services provided by the Advisor and its affiliates under other agreements, and the personnel who provide these services.

The Advisor’s Personnel and Investment Process.

Each quarter, the Trustees discuss with senior management of the Advisor the strategies being used to achieve each Fund’s stated objectives. Among other things, the Board considers the size, education and experience of each Fund’s portfolio management team. At their meeting held on November 16, 2007, the Trustees noted the extensive experience of the Funds’ portfolio managers.

Throughout the year, the Board requested and received information that included sales and redemption data for each Fund, a discussion on investment strategies used by the Fund and the valuation and pricing of each Fund’s portfolio holdings. In preparation for their November 16, 2007 meeting, the Trustees requested and evaluated materials from the Advisor that included, as noted below, performance and expense information for other funds, including variable product funds, with similar investment objectives derived from data provided by Morningstar, Inc., an independent third party provider. Prior to voting, the Trustees reviewed the proposed continuation of the advisory agreements with the Advisor and counsel who is independent of the Advisor, and the independent Trustees received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuation. In reaching their determinations relating to the continuation with respect to each Fund, the Trustees considered all factors they believed relevant, including the following:

• information comparing the performance of each Fund to the performance of other funds, including variable product funds, with similar investment objectives and, when available from Morningstar, to the performance of the average performance of all such other funds.

• the nature, extent and quality of investment services rendered by the Advisor;

• revenue received by the Advisor and its affiliates in respect of the Funds;

• the costs borne by, and profitability of, the Advisor in providing services to the Funds;

• comparative fee and expense data for each Fund and other funds with similar investment objectives;

• the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of investors;

• the Advisor’s policies and practices regarding allocation of portfolio transactions of the Funds, and the extent to which the Advisor benefits from soft dollar arrangements;

• any indirect benefits that the Advisor and its affiliates receive from their relationships to the Funds;

• information about fees charged by the Advisor to other clients with similar objectives;

• the professional experience and qualifications of each

Fund’s portfolio manager(s) and other senior personnel of the Advisor;

• the compliance record of the Advisor and affiliates under applicable securities and other laws, and under the Advisor’s internal compliance program; and

• the terms of each advisory agreement.

FundPerformance.The Board receives performance data at least quarterly but, consistent with the Advisor’s investment goals, the Board attaches importance to performance over relatively long periods of time, typically at least three years, for Funds other than the Money Market Fund. The Board monitors the Advisor’s efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness.

The Board considered the performance of each Fund i) as a percentage return compared to the return of other funds, including variable product funds, with similar investment objectives and ii) as a percentile rank among all such other funds.

The Trustees were pleased to note that the Common Stock Fund ranked in the top half of its Morningstar peers with respect to the 1-, 3- and 5-year net returns. The Balanced Fund ranked in the top half of its Morningstar peers with respect to its 1- and 3-year net returns (being too new to have a 5-year return). The Bond Fund ranked in the top half of its Morningstar peers with respect to its 1-year net return and in the third quartile with respect to its 3-year net return (being too new to have a 5-year return). The Mid Cap Growth Fund ranked in the bottom half of its peers with respect to its net returns in each relevant period, but ranked in the top half of its peers with respect to its 1-year risk-adjusted net return. The Money Market Fund ranked in the top half of its Morningstar peers with respect to its 1-year and 5-year net returns, and in the bottom half of its peers with respect to its 3-year net return. The Small Company Fund ranked in the top half of its peers with respect to its 3-year and 5-year net returns, and in the top half of its peers with respect to the its 1-year, risk-adjusted net return.

Board Approval of Investment Advisory Agreements

(Continued)

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the advisory agreements, that the performance of the applicable Funds and the Advisor supported the continuation of each advisory agreement.

Advisory Fees and Other Expenses. The Board reviewed each Fund’s annual expense ratio, which reflects asset-based costs such as advisory fees, accounting and administrative costs and the effects of any fee waivers. The Board then compared each Fund’s expense ratio to the average expense ratio of the similar funds provided by Morningstar, Inc. The Board noted that each of the Fund’s net expense ratios ranked in the top half (lower expenses) of its Morningstar peers, noting in particular that most of the Funds ranked in the top quartile of their Morningstar peers.

The Board considered the advisory fee rates charged by an affiliate of the Advisor for managing mutual fund portfolios that are similar to the Funds but available to the public. The Board concluded that the Fund’s advisory fee rate was reasonable in comparison.

Profitability.The Board considered information concerning the level of the Advisor’s profits in respect of the management of the Funds. The Board believed the Advisor’s profits were reasonable in relation to the nature and quality of services provided.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the advisory agreements, that the advisory fees charged to each Fund were fair and reasonable, and that the costs of these services generally and the related profitability of the Advisor in respect of its relationship with the Funds supported continuation of the advisory agreements.

Economies of Scale. The Board considered whether there had been economies of scale in respect of the management of the Funds, and whether the Fund has appropriately benefited from any available economies of scale. The Trustees recognized that the fee schedules in the advisory agreement for the Common Stock, Mid Cap Growth and Small Company Funds each have breakpoints that reduce the advisory fee rate as the Fund’s assets increase above certain levels. They also considered the current level of assets of each Fund. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each advisory agreement, that the extent to which economies of scale were realized by the Funds supported the continuation of the advisory agreements.

Conclusion.The Trustees considered the Advisor to be an experienced asset management firm and considered the overall quality of services provided by the Advisor to be excellent. They believed that the Advisor is financially sound and well managed. After deliberation by the Trustees, the entire Board, including all of the independent Trustees, approved the continuation of the existing advisory agreements, concluding that each Fund’s advisory fee was reasonable in relation to the services provided and that a contract continuation was in the best interests of each Fund’s shareholders.

44

Trustees

The following is a list of the Trust’s trustees. Each trustee oversees the six portfolios of the Sentinel Variable Products Trust. Trustees serve until the next regular policyholders’ meeting or until he or she reaches the mandatory retirement age established by the Trust.

Name, Address, Age	Length of Time Served	Principal Occupation(s) During Past Five Years	Public Directorships
William D. McMeekin(63)	Trustee since	Former Executive Vice President, Commercial	None
National Life Drive	2000	Services – TD Banknorth, N.A. (formerly
Montpelier, VT 05604		Banknorth Vermont) from June, 2005 to May
		2006; Senior Vice President & Senior Lending
		Officer, 2001 to 2005; Community President –
		The Howard Bank, 2000 to 2001

Nancy F. Pope(54)	Trustee since	Trustee – Northfield Savings Bank, since 1995;	None
National Life Drive	2007	Director (Chair) – Barre Town School District,
Montpelier, VT 05604		1995 to 2004; Trustee (Vice Chair) – Aldrich
		Public Library, since 2002 and from 1993 to 2000
William G. Ricker(68)	Trustee since	Former President – Denis, Ricker & Brown	None
National Life Drive	2000	(Insurance Agency), 1980 to 2001
Montpelier, VT 05604

Officers

The names of and other information relating to the one Trustee who is an officer and “interested person” of the Funds as defined in the Investment Company Act of 1940, as amended and to the officers of the Funds are set forth below.

Position and
	Length of Time		Public
Name, Address, Age	Served*	Principal Occupation(s) During Past Five Years	Directorships
Thomas H. MacLeay (58)	Chair and Director,	National Life Holding Company (a mutual insurance holding	Sentinel Funds
National Life Drive	since 2003; Chief	company) and National Life Insurance Company (“National	(14)
Montpelier, VT 05604	Executive Officer	Life”) – Chairman of the Board, President and Chief Executive
	2003-2005	Officer, since 2002; President and Chief Operating Officer, 1996 to 2001; Sentinel Group Funds, Inc. and Sentinel Pennsylvania
Tax-Free Trust (“Sentinel Funds”) – Chairman, since 2003;
Chief Executive Officer, 2003 to 2005
Christian W. Thwaites (50)	President, Chief	Sentinel Asset Management, Inc. (“Advisor”) –President &	Sentinel Funds
National Life Drive	Executive Officer and	Chief Executive Officer, since 2005; National Life – Executive	(14)
Montpelier, VT 05604	Director	Vice President, since 2005; Sentinel Funds – President,
	since 2005	Chief Executive Officer and Director/Trustee, since 2005;
Sentinel Financial Services Company (“SFSC”) – Chief
Executive Officer since 2005, President 2005 to 2006; Sentinel
Administrative Services, Inc. (“SASI”) – President & Chief
Executive Officer since 2005; Sentinel Advisors Company
(“SAC”) and Sentinel Administrative Services Company
(“SASC”) – President & Chief Executive Officer 2005 to 2006;
Skandia Global Funds – Chief Executive Officer, 1996 to 2004
Thomas P. Malone (51)	Vice President and	SASI – Vice President, since 2006; Sentinel Funds – Vice	N/A
National Life Drive	Treasurer, since 1997	President and Treasurer, since 1997; SASC – Vice President
Montpelier, VT 05604		1998 to 2006
John K. Landy (48)	Vice President, since	SASI – Senior Vice President, since 2006; Sentinel Funds	N/A
National Life Drive	2002	– Vice President, since 2003; SASC – Senior Vice President
Montpelier, Vermont 05604		2004 to 2006; Vice President, 1997 to 2004
Scott G. Wheeler (42)	Assistant Vice	SASI – Vice President, since 2007; Assistant Vice President,	N/A
National Life Drive	President and	2006 to 2007; Sentinel Funds – Assistant Vice President
Montpelier, Vermont 05604	Assistant Treasurer,	and Assistant Treasurer, since 1998; SASC – Assistant Vice
	since 1998	President 1998 to 2006
Kerry A. Jung (34)	Secretary, since 2005	National Life – Senior Counsel, since 2005; Sentinel Funds	N/A
National Life Drive		– Secretary, since 2005; Advisor – Counsel, since 2005; SASI
Montpelier, VT 05604		– Counsel, since 2006; Equity Services, Inc. (“ESI”) – Counsel,
Investment Advisory Services, since 2007; ESI and SFSC –
Counsel, 2005 to 2007; SASC – Counsel, 2005 to 2006; Strong
Financial Corporation – Managing Counsel, 2004 to 2005;
Associate Counsel, 2000 to 2004;
Lindsay E. Staples (26)	Assistant Secretary,	National Life – Securities Paralegal, since 2007; Sentinel	N/A
National Life Drive	since 2007	Variable Products Trust – Assistant Secretary, since 2007;
Montpelier, VT 05604		Holman Immigration – Paralegal, 2006 to 2007; Wilmer
Cutler Pickering Hale and Dorr – Paralegal, 2004 to 2006;
Saint Michaels College – Student, 2000 to 2004
D.Russell Morgan (52)	Chief Compliance	Advisor; National Variable Annuity Account II; National	N/A
National Life Drive	Officer, since 2004;	Variable Life Insurance Account – Chief Compliance Officer,
Montpelier, Vermont 05604	Secretary, 1988-2005	since 2004; Sentinel Funds – Chief Compliance Officer,
since 2004; Secretary, 1988 to 2005; National Life – Assistant
General Counsel, 2001 to 2005; Senior Counsel, 2000 to 2001;
ESI – Counsel, 1986 to 2005; Advisor, SFSC, SASC – Counsel,
1993 to 2005

The Statement of Additional Information has additional information about the Trust’s trustees and is available, without charge, upon request by calling (800) 537-7003.

46

Investment Adviser	Custodian and Dividend Paying Agent
Sentinel Asset Management, Inc.	State Street Bank & Trust Company -Kansas City

Principal Underwriter	Transfer Agent, Shareholder Servicing Agent
Sentinel Financial Services Company	and Administrator
Sentinel Administrative Services, Inc.
Counsel
Sidley Austin LLP

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP

This brochure is authorized for distribution to prospective investors only when preceded or accompanied by an effective Prospectus.

Sentinel Investments is the unifying brand name for Sentinel Financial Services Co., Sentinel Asset Management,Inc., and Sentinel Administrative Services,Inc. Sentinel Variable Products Funds are distributed by Sentinel Financial Services Company, One National Life Drive, Montpelier,VT 05604 |800.233.4332 sentinelinvestments.com

ITEM 2. CODE OF ETHICS

(a) As of December 31, 2007, the Registrant had adopted a code of ethics that applies to the Registrant's Principal Executive and Senior Financial Officers, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c) There were no amendments during the fiscal year ended December 31, 2007 to any provision of the code of ethics that applies to the Registrant's Principal Executive and Senior Financial Officers.

(d) There were no waivers granted during the fiscal year ended December 31, 2007 from any provision of the code of ethics that applies to the Registrant's Principal Executive and Senior Financial Officers.

(e) Not applicable.

(f) A copy of the Registrant's code of ethics is incorporated by reference herein.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant's Board of Trustees has determined that the Board of Trustees currently does not have an Audit Committee Financial Expert serving on the Registrant's Audit Committee. However, the members of the Audit Committee, which consists of the three non-interested trustees of the Registrant, after considering all the factors that they deem relevant, including the experienceand business backgrounds of its members, have determined that as a group they have the attributes necessary to provide appropriate oversight in connection with preparation of the Registrant's financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. PricewaterhouseCoopers billed the Registrant aggregate fees for professional services rendered to the Registrant for the last two fiscal years as follows:

2006	$78,000
2007	$83,250

(b) Audit-Related Fees. PricewaterhouseCoopers has not provided any audit-related services to the Registrant that are not included in response to item 4(a).

(c) Tax Fees. PricewaterhouseCoopers billed the Registrant aggregate fees for services including the review of the Registrant's applicable tax returns and responding to general tax questions for the last two fiscal years as follows:

2006	$25,000
2007	$22,800

(d) All Other Fees. PricewaterhouseCoopers has not billed the Registrant for other products and services during the last two fiscal years. PricewaterhouseCoopers billed the Registrant's transfer agent, Sentinel Administrative Services Inc. ("SASI"), aggregate fees for services which related to SASC SAS 70 reports and work on anti-money laundering, market timing and late trading procedures, in the last two fiscal years as follows:

2006	$71,370
2007	$75,000

(e)(1) Audit Committee Pre-Approval Policy. The policy of the Registrant's Audit Committee is to pre-approve (or establish a policy for the pre-approval of) all auditing services to be provided to the Registrant by the independent auditor and to pre-approve (or establish policies for the pre-approval of) all non-auditing services, including tax services, to be provided to the Registrant by the independent auditor. The Audit Committee also must pre-approve non-auditing services to be provided to the Registrant's investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2) 100% of the services described in (c) and (d) above were approved by the Audit Committee.

(f) All of the work in connection with the audit of the Registrant's financial statements was performed by full-time employees of PricewaterhouseCoopers.

(g) Except as disclosed in Item 4(c), there were no non-audit fees billed by PricewaterhouseCoopers for services rendered to the Registrant, and rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the Registrant's last two fiscal years.

(h) The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) Not applicable.

(b) Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT

COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

No material changes.

ITEM 11. CONTROLS AND PROCEDURES

The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's most recently completed fiscal half-year covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting. Noted below:

FASB issued Interpretation No. 48 – Accounting for Uncertainty in Income Taxes, that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal years beginning after December 15, 2006. At implementation, the financial statements must be adjusted to reflect onlythose tax positions that are more likely than not of being sustained. Fund management has implemented a set of procedures to identify those tax positions which would require adjustments to financial statements and no adjustments wererequired for the fiscal period ended December 31,2007.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics. Incorporated by reference to the registrant's Form N-CSR filed on March 10, 2005.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sentinel Variable Products Trust

By: /s/ Christian W. Thwaites - ------------------------- Christian W. Thwaites, President & Chief Executive Officer Date: March 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Thomas P. Malone - -------------------- Thomas P. Malone, Vice President & Treasurer Date: March 6, 2008